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                          FIRST HAWAIIAN LEASING, INC.
                                    BOX 47600
                             HONOLULU, HAWAII 96847
                               TELEPHONE 593-5300
                        MASTER LEASE AGREEMENT NO. A2500

Lessee:    HAWAIIAN NATURAL WATER CO.
           4747 Kilauea Avenue, Ste. 201
           Honolulu, Hawaii 96816

Phone No. (808) 733-1002 Federal ID No. X99-0314848 Hawaii GE Tax No. X10521179

Kind of Business: Corporate

     1. MASTER LEASE AGREEMENT. First Hawaiian Leasing, Inc. (the "Lessor") hereby agrees to lease to the above-described Lessee, and the Lessee agrees to lease from the Lessor, all machinery, equipment and other personal property ("Equipment") described in the lease schedules ("Lease Schedules") executed concurrently herewith, or which may from time to time hereafter be executed by the Lessor and the Lessee and attached hereto and incorporated by reference, upon the terms and conditions set forth in this Master Lease Agreement and the Lease Schedules. As used herein, the term "this Lease" includes this Master Lease Agreement and all Lease Schedules, and unless the Lessor has made an election to separate this Lease pursuant to paragraph 20 below, this Lease shall constitute one undivided lease of the Equipment. All of the terms, covenants and conditions of this Lease shall govern the rights and obligations of the Lessor and the Lessee, except as specifically modified in writing.

     2. LEASE TERM. This Lease shall become effective upon the execution of this Lease by the parties and shall terminate upon the full performance and satisfaction of all of the terms, covenants and conditions set forth in this Lease. The Rental Term for each item of Equipment is provided in the Lease Schedule. Once the Rental Term has commenced, the Lessee shall have no right to terminate the lease of the Equipment described in the Lease Schedule prior to the expiration of such Rental Term.

     3. RENT. The Lessee shall pay the Lessor the amount of rent set forth in the Lease Schedules on the dates specified therein; provided, however, if the actual Capitalized Cost of the Equipment differs from the amount set forth in the Lease Schedules, the Lessor may adjust the amount of rent based on the amount of any such difference. The method of adjusting the rent is set forth in the Lease Schedules. As used in this Lease, the term "actual Capitalized Cost" means the cost to the Lessor of purchasing, delivering and, to the extent approved by the Lessor, the costs of installing and making the Equipment available for use. Interim rental shall be paid by the Lessee to the Lessor as provided in the Lease Schedules. All rental payments shall be paid at the office of the Lessor or such other place as the Lessor may hereafter specify in writing to the Lessee. If the Lessor's interest in this Lease is assigned to a third party, all rental payments shall be paid at the office of the assignee or such place as the assignee may hereafter specify in writing to the Lessee. The Lessee shall pay all rent to the Lessor or the Lessor's assignee without deduction, setoff or demand, and the amount of such rent shall not be reduced in amount during any period in which the Equipment is being serviced or repaired. In addition to the rental payments, the Lessee shall pay such other sums as are specified in this Lease.

     4. GENERAL EXCISE TAX. The Lessee shall pay to the Lessor, as additional rent, an amount equal to the gross income taxes payable by the Lessor under the Hawaii general excise tax law, or any similar state, federal or county law which may be hereafter enacted, on account of any rental income, purchase option price or other sums actually received or constructively received by the Lessor from the Lessee pursuant to this Lease. These gross income taxes shall be due at the time the rental income and other sums subject to gross income taxes are received by the Lessor.

     5. INTEREST ON PAST DUE AMOUNTS AND HANDLING CHARGES. If the Lessee shall


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fail to pay any rental payment or other sum required to be paid to the Lessor under this Lease, the Lessee shall pay interest on the delinquent payment at the interest rate specified in the Lease Schedules. If more than one interest rate is specified in the Lease Schedules, (a) the interest rate specified in the Lease Schedule shall apply to the rental payments covered thereby, and (b) the highest rate specified in the Lease Schedules shall apply to all other sums required to be paid to the Lessor under this Lease. In addition, the Lessee shall pay, as a handling charge, the amount specified in the Lease Schedules for returned checks written against insufficient funds.

     6. REGISTRATION, LICENSES, EXPENSES, FEES AND TAXES ON EQUIPMENT.

     (a) The Lessee shall pay all expenses incurred in the use, maintenance and operation of the Equipment, including, without limitation, all registration and license fees, fuel costs, repair and maintenance expenses, towing charges, fines and penalties.

     (b) In addition to the gross income taxes described in paragraph 4 above, the Lessee shall pay all personal property and ad valorem taxes, sales and use taxes, assessments, duties and charges now or hereafter imposed by any federal, state or county taxing authority upon the Equipment or this Lease, whether the same shall be imposed on the Lessor or the Lessee and together with any penalties or interest assessed thereon for any late payment; provided, however, this Lessee covenant shall not apply to the payment of the Lessor's net income taxes arising from this Lease or to the payment or any penalties or interest directly attributable to any late payments made by the Lessor.

     (c) The Lessee shall reimburse and hold the Lessor harmless for any and all amounts which the Lessor may pay in satisfaction, release or discharge of the Lessee's obligations under this paragraph 6.

     7. SELECTION, DELIVERY AND INSTALLATION COSTS OF EQUIPMENT.

     (a) SELECTION OF EQUIPMENT. The Lessee hereby acknowledges: (i) that it has selected the type, quantity and method of delivery of the Equipment, and the manufacturer and/or dealer (sometimes hereafter called the "Vendor") of the equipment; (ii) that the Lessor has not selected and does not manufacture or supply the Equipment; (iii) that the Lessor has or will acquire the Equipment solely in connection with this Lease; (iv) that the Lessor has informed the Lessee in writing that the Lessee is entitled to the promises and warranties, including those of any third party, provided to the Lessor by the Vendor in connection with the contract by which the Lessor has or will acquire the Equipment, and the Lessee may communicate with the Vendor and receive a statement of those promises and warranties, including any disclaimers and limitations of them or of remedies; (v) that the Lessee has selected the Equipment solely in reliance on the Vendor's warranties and representations; and
(vi) that the Lessor has not made any representations to the Lessee concerning the use, condition, operation, efficiency or safety of the Equipment. The Lessee also acknowledges that the sales representatives or other agents of the Vendor are not the agents of the Lessor, and therefore, are not authorized to waive or alter any term covenant or condition of this Lease.

     (b) DELIVERY OF EQUIPMENT. The Lessor will order the Equipment from the Vendor selected by the Lessee for delivery to the Lessee (based on shipment terms determined by the Lessee) at the time and place set forth in each Lease Schedule. If the Vendor fails to meet the Outside Delivery Date set forth in the Lease Schedule, either the Lessor or the Lessee may, at its option, terminate the Lease Schedule by giving the other party written notice thereof within ten
(10) days after the expiration of the Outside Delivery Date; provided, however, the termination of the Lease Schedule shall not relieve the Lessee of its obligation to pay any accrued but unpaid carrying charges owed to the Lessor pursuant to the Lease Schedule or other recourse agreement executed by the Lessee for any advances paid to the Vendor.

     (c) DELIVERY AND INSTALLATION COSTS. The Lessee shall pay all transportation costs, sales, excise or use taxes, handling and installation charges for the Equipment; provided, however, if any such charges are advanced or approved by the Lessor, then these charges may be added to the Capitalized Cost of the Equipment.

     8. INSPECTION AND ACCEPTANCE OF EQUIPMENT; REJECTION.

     (a) The Lessee shall make, at its own expense, all necessary inspections and tests of the Equipment to determine whether the Equipment conforms to the Lessee's requirements and specifications within the Inspection Period specified in the Lease Schedule.

     (b) Upon the completion of its inspection of the Equipment, the Lessee shall promptly deliver to the Lessor an executed acceptance certificate (the "Acceptance


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Certificate") or reject the Equipment pursuant to paragraph 8(c) below.

     THE LESSEE SHALL NOT PUT THE EQUIPMENT TO ITS INTENDED USE, OTHER THAN FOR INSPECTION AND TESTING PURPOSES, PRIOR TO THE EXECUTION AND DELIVERY OF THE ACCEPTANCE CERTIFICATE. IF THE LESSEE FAILS TO DELIVER THE ACCEPTANCE CERTIFICATE OR REJECT THE EQUIPMENT PRIOR TO THE EXPIRATION OF THE INSPECTION PERIOD PROVIDED IN THE LEASE SCHEDULE, THE LESSOR MAY TERMINATE ITS COMMITMENT TO LEASE THE EQUIPMENT TO THE LESSEE PURSUANT TO THIS LEASE. IN ADDITION, THE LESSOR SHALL HAVE THE RIGHT, BUT NOT THE OBLIGATION, TO CONSIDER THE LESSEE'S FAILURE TO DELIVER THE ACCEPTANCE CERTIFICATE AS CONCLUSIVE EVIDENCE THAT THE EQUIPMENT WAS DELIVERED TO THE LESSEE IN GOOD CONDITION AND THAT IT HAS BEEN ACCEPTED BY THE LESSEE. THE LESSEE'S ACCEPTANCE OF THE EQUIPMENT PURSUANT TO THIS PARAGRAPH 8(b) SHALL BE FOR THE SOLE PURPOSE OF COMMENCING THE LESSEE'S RENTAL PAYMENT AND OTHER OBLIGATIONS TO THE LESSOR UNDER THIS LEASE. ACCORDINGLY, THE LESSEE'S ACCEPTANCE OF THE EQUIPMENT SHALL BE SOLELY FOR THE BENEFIT OF THE LESSOR, AND SHALL BE WITHOUT PREJUDICE TO THE LESSEE'S RIGHTS AGAINST THE VENDOR OF THE EQUIPMENT FOR REMEDYING ANY CLAIMED DEFECTS.

     (c) The Lessee may reject the Equipment if such rejection is permitted under the Hawaii Uniform Commercial Code or any other applicable law governing the sale of goods. If the Lessee elects to reject the Equipment, the Lessee agrees (i) to promptly notify the Lessor and the Vendor in writing that the Equipment has been rejected and the reasons therefor; (ii) to cooperate with the Lessor in complying with, at the Lessee's own expense, all applicable laws dealing with the obligations of a purchaser in rejecting the Equipment, (iii) to follow any reasonable instructions received from the Lessor or the Vendor with respect to the Equipment, (iv) to hold the Equipment with reasonable care for a reasonable time after the Lessee's notification of rejection, and (v) to indemnify and hold harmless, the Lessor from all claims, damages, actions, costs and expenses (including attorneys' fees) and liabilities arising out of or connected with the rejection of the Equipment by the Lessee.

     9. WARRANTIES.

     (a) NO LESSOR'S WARRANTIES. THE LESSOR, NOT BEING THE MANUFACTURER OF THE EQUIPMENT NOR THE MANUFACTURER'S AGENT, MAKES NO EXPRESS OR IMPLIED WARRANTY OF ANY KIND WHATSOEVER WITH RESPECT TO THE EQUIPMENT, INCLUDING BUT NOT LIMITED TO:
ANY WARRANTY AGAINST INFRINGEMENT (INCLUDING ANY CLAIMS FOR PATENT INFRINGEMENT) BY ANY PERSON; THE MERCHANTABILITY OF THE EQUIPMENT OR ITS FITNESS FOR ANY PARTICULAR PURPOSE; THE DESIGN OR THE CONDITION OF THE EQUIPMENT; THE WORKMANSHIP OF THE EQUIPMENT; COMPLIANCE OF THE EQUIPMENT WITH THE REQUIREMENTS OF ANY LAW, RULE, SPECIFICATION OR CONTRACT PERTAINING THERETO; OR ANY DEFECTS WHATSOEVER; IT BEING UNDERSTOOD THAT THE EQUIPMENT IS BEING LEASED TO THE LESSEE "AS IS".

     (b) VENDOR'S WARRANTIES TO BE IN LIEU OF ALL OTHERS. THE LESSEE HEREBY AGREES THAT THE VENDOR'S EQUIPMENT WARRANTIES SHALL BE IN LIEU OF ALL OTHERS, EXPRESSED OR IMPLIED, DURING THE TERM OF THIS LEASE, AND THAT THE LESSOR SHALL NOT BE LIABLE TO THE LESSEE FOR THE LOSS OF ANY PROFITS, LOSS OF WORKING TIME, INJURY TO ANY PERSON OR PROPERTY, LOSS OF BUSINESS OR ANY OTHER DAMAGES, DIRECT OR INDIRECT, SPECIAL, CONSEQUENTIAL OR OTHERWISE CAUSED OR RESULTING FROM THE POSSESSION, USE AND LOSS OF USE OF THE EQUIPMENT. THE LESSEE SHALL MAKE ANY CLAIM ON ACCOUNT THEREOF SOLELY AGAINST THE VENDOR. The Lessor agrees to assign solely for the purpose of assisting the Lessee in the assertion of its claim, all of the Lessor's rights to any Vendor warranties on the Equipment. All claims or actions under any Vendor warranties shall be made by the Lessee, at its own expense, and the Lessor shall have no obligation to make any claim on any such warranty; provided, however, if to the extent any breach of warranty results in damage or liability to the Lessor or the Lessor's interest in the Equipment, Lessor may, but shall not be under any obligation to, make or prosecute a claim or action in addition to or in lieu of any claim or action by the Lessee. Any proceeds recovered by the Lessee from any claims made against the Vendor shall first be used to repair the affected Equipment.

     (c) Once the Equipment has been accepted by the Lessee or presumed accepted by the


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Lessee pursuant to paragraph 8 above, no defects or unfitness of the Equipment for use in the Lessee's business shall relieve the Lessee of, or shall be a defense to, the Lessee' performance of its obligations under this Lease, including, without limitation, the obligation to make the rental payments due to the Lessor.

     (d) The foregoing provisions of paragraph 7 above (relating to selection of the Equipment), paragraph 8 above (relating to the Lessee's inspection and acceptance of the equipment), this paragraph 9 (relating to the Lessor's disclaimer of warranties), and paragraph 27 (relating to indemnification) reflect the parties' intention of structuring this Lease as a "finance lease" within the meaning of Hawaii Uniform Code Article 2A - Leases (as codified in Chapter 490 of the Hawaii Revised Statutes, as amended). These provisions are material to the determination of the amount of rent payable under this Lease, and, accordingly, shall be construed to effect this intention of the parties.

     10. TITLE TO AND LOCATION OF EQUIPMENT; NO ATTACHMENT TO REALTY; NOTICE OF OWNERSHIP; ADVERTISEMENTS.

     (a) Title to the Equipment shall remain with the Lessor at all times and the Lessee shall have no right, title or interest therein except as expressly set forth in this Lease.

     (b) The Equipment shall at all times be and remain personal property even though the Equipment may now or hereafter be affixed to realty.

     (c) The Equipment shall be delivered to the location specified in the appropriate Lease Schedule and shall not thereafter be removed from such location without the written consent of the Lessor.

     (d) The Lessor shall be permitted to display notice of its ownership of the Equipment by affixing to the Equipment an identifying stencil or plate or any other indicia of ownership, and the Lessee shall not alter, deface, cover or remove such ownership identification.

     (e) Notwithstanding any provision to the contrary, the Lessee may affix advertisements or insignia of the Lessee's design to the Equipment but the Lessee shall, upon the expiration of the Rental Term, restore the Equipment to its original condition prior to the installation thereof and remove all evidence of the same. All expenses for the installation and removal thereof shall be borne by the Lessee.

     11. INSURANCE; NOTICE OF ACCIDENTS AND COOPERATION. The Lessee agrees to provide and maintain at its sole expense:

     (a) A policy of commercial general liability insurance issued by a financially responsible and substantial insurer which (1) insures the Lessor, the Lessee and the Lessee's agents, servants and employees with respect to their liability for bodily injury and property damage resulting from or arising out of the operation of the Equipment, (2) names the Lessor as an additional insured,
(3) provides products liability coverage (if requested by the Lessor) and (4) shall be in such amounts as are reasonably satisfactory to the Lessor.

     (b) A policy of insurance issued by a financially responsible and substantial insurer which insures the Equipment against all hazards requested by the Lessor, including but not limited to, fire, lightning, explosion, smoke damage, theft, vandalism and malicious mischief, water damage, transportation hazards, and extended coverage. Such insurance shall name the Lessor and the Lessee as the loss payee as their interests may appear and shall be in such amounts as are reasonably satisfactory to the Lessor. All proceeds from such insurance shall be credited by the Lessor toward the Lessee's obligations under paragraph 12 below, and the balance of the proceeds, if any, shall be the property of the Lessee.

     All insurance shall be in force not only during the Rental Term of the Equipment, but from the date of execution of the Lease Schedule, or, if the Equipment is ordered from a Vendor, from the date risk of loss passes from the Vendor until the date the Equipment is returned to the Lessor at its place of business or other place designated by the Lessor for the return of the Equipment (or, in case the Equipment is lost or destroyed, until the Lessee's obligations are terminated pursuant to paragraph 12 below). All insurance shall provide for a thirty-day prior written notice to the Lessor of any cancellation of insurance or change in coverage. The Lessee shall furnish the Lessor with a certificate or other satisfactory evidence of the maintenance of all insurance required hereunder. Notwithstanding the foregoing, the Lessee shall have a continuing duty to inform the Lessor of the cancellation or change in coverage of any insurance required by this Lease.

     The Lessee hereby irrevocably appoints the Lessor as its attorney-in-fact with full power to negotiate, prosecute, settle or compromise all claims or actions under or pursuant to such insurance policies and to execute in the name of the Lessee any proofs of claim or loss and to endorse in the name of the Lessee on any settlement, draft or check. The Lessee shall cooperate in the prosecution of all claims.

     The Lessee shall also provide and pay for any other insurance or bond that may be


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required by any governmental authority as a condition to, or in connection with, the Lessee's use of the Equipment.

     If the Equipment is involved in any accident, damaged, stolen or destroyed, the Lessee shall report the same to the Lessor in writing within 24 hours, and the Lessee agrees that Lessee shall cooperate fully with the Lessor and any insurance carriers in the investigation and defense of any and all claims or suits arising from the Lessee's operation or use of the Equipment.

     The Equipment shall not be used by any person, in any manner, or for any purpose that would cause any insurance required herein to be suspended, canceled, rendered inapplicable or increased in cost.

     The Lessee acknowledges that the Lessor has not conditioned this Lease upon the Lessee procuring the insurance required hereunder from any insurance company designated by the Lessor. This Lease constitutes written notice to the Lessee that the Lessee may procure the insurance required by this Lease from any insurance company authorized to do business in the State of Hawaii.

     12. LOSS, DAMAGE TO OR DESTRUCTION OF EQUIPMENT.

     (a) The Lessee shall bear the risk of loss, damage to or destruction ("Loss") of the Equipment, whether resulting from fire, theft, collision, governmental action or any cause whatsoever, and regardless of whether the Loss is covered by insurance or not, from the date of execution of the Lease Schedule (or if the Equipment is ordered from a Vendor, then from the date risk of loss passes from the Vendor) until the Equipment is returned to the Lessor upon the expiration of the Rental Term or earlier termination of this Lease.

     (b) ANY LOSS OF THE EQUIPMENT SHALL NOT RELIEVE THE LESSEE OF ANY OBLIGATIONS UNDER THIS LEASE, INCLUDING ITS OBLIGATION TO PAY RENT, UNLESS AND UNTIL THE LESSEE'S OBLIGATIONS ARE TERMINATED BY THE LESSOR PURSUANT TO PARAGRAPH 12(d) BELOW.

     (c) If the Equipment is damaged, the Lessee shall promptly repair the same at its own expense. When such damage has been repaired to the satisfaction of the Lessor and paid for, there shall be paid or credited to the account of the Lessee, any money received by the Lessor on account of any insurance policy maintained by the Lessee with respect to such damage under paragraph 11 above.

     (d) If any Equipment is stolen, lost, confiscated or damaged beyond repair, the Lessee shall pay the Lessor, in cash, the "Stipulated Loss Value" specified in the Lease Schedule. The Lessee shall continue to pay the periodic rental payments until the Stipulated Loss Value is paid to the Lessor in full, and the Stipulated Loss Value payable to the Lessor shall be the amount specified for the month in which the payment of the Stipulated Loss Value is made to the Lessor. Upon the receipt of such payment, the Lessor shall, subject to the rights of any insurer providing coverage on the Loss, transfer to the Lessee all of the Lessor's interest in the Equipment subject to the Loss (on an "as is, where is" basis) and the rent payable to the Lessor under this Lease shall be reduced by the amount of rent attributable to such Equipment.

     13. LESSOR'S PERFORMANCE OF LESSEE'S OBLIGATIONS. If the Lessee shall fail to perform promptly any of its obligations under this Lease, the Lessor may, at its option, perform any act or make any payment which the Lessor deems necessary for the maintenance and preservation of the Equipment and the Lessor's title thereto, including payments for satisfaction of liens, repairs, taxes, levies, and insurance; and all sums paid or incurred by the Lessor in connection therewith, shall be additional rent under this Lease and shall be payable to the Lessor on demand. The performance of any act or payment by the Lessor shall not be deemed a waiver or release of any obligation or default on the part of the Lessee.

     14. SECURITY DEPOSIT. Upon the execution of each Lease Schedule, the Lessee shall deposit with the Lessor the amount stated therein as security for the full and faithful performance by the Lessee of all terms, covenants and conditions required under this Lease. The security deposit shall not be construed as rent (unless accepted by the Lessor in writing as rent) or release the Lessee of any obligation to the Lessor, and the Lessor may at any time apply the same to the payment of any indebtedness of the Lessee to the Lessor or any loss or expense incurred by the Lessor due to the Lessee's default, and the security deposit (or the balance thereof) shall be returned to the Lessee, without interest, upon the Lessee's full performance and satisfaction of all of its obligations to the Lessor under this Lease.

     15. MAINTENANCE OF EQUIPMENT; ALTERATION. The Lessee shall at all times repair and maintain the Equipment in accordance with standards of good maintenance, and at the expiration of the Rental Term shall return the Equipment to the Lessor in good operating condition, subject to normal wear and tear of the Equipment based on proper use and


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maintenance thereof. The Lessee may, with the Lessor's consent, alter and remodel the Equipment, and install thereon and remove therefrom any accessories and equipment as the Lessee shall consider advisable for the purpose of its operations but not in excess of the manufacturer's rated capacity of the Equipment; provided, however, the Lessee shall at the expiration of the Rental Term (if so required by the Lessor), restore the Equipment to its original condition, subject to normal wear and tear. All parts which are incorporated into the Equipment shall be the property of the Lessor, and all parts removed therefrom and replaced in the course of repair, alteration and remodeling or restoration thereof, shall be the property of the Lessee. During the Rental Term, the Lessee shall maintain complete records covering the repair, maintenance, and any alteration or remodeling of the Equipment.

     16. USES OF EQUIPMENT; LESSOR'S INSPECTION AND REPORTS. The Lessee may possess and use the Equipment in accordance with this Lease, provided that any such use is in conformity with all applicable laws, any insurance policy and any manufacturer's warranties covering the Equipment. The Lessor shall have the right, upon reasonable prior notice to the Lessee and during the Lessee's regular business hours, to inspect the Equipment and maintenance records at the premises of the Lessee or wherever the Equipment may be located. The Lessee shall promptly notify the Lessor of all details arising out of any change in location of the Equipment, any encumbrances thereon or any accident resulting from the use or operation thereof.

     17. LESSOR'S PURCHASE OPTION.

     (a) If at the expiration of the Rental Term specified in the Lease Schedule the Lessee shall not be in default under any provision of this Lease, the Lessee shall have the option to purchase the Equipment (on an "as is, where is" basis) for a purchase price equal to the then FAIR MARKET VALUE of such Equipment; provided that the Lessee has given the Lessor written notice of its intention to exercise this purchase option at least sixty (60) days prior to the expiration of the Rental Term.

     (b) If the Lessor and the Lessee are unable to determine the fair market value of the Equipment by mutual agreement, then such value shall be determined by an independent appraiser mutually acceptable to the Lessor and the Lessee. If the parties are unable to select the appraiser by mutual agreement, the appraiser shall be selected pursuant to the rules of the American Arbitration Association. All costs of the appraisal shall be paid by the Lessee.

     (c) Although the Equipment is to be sold (on an "as is, where is" basis) it shall be assumed for purposes of determining the fair market value of the Equipment that the Equipment is in good operating condition, subject only to normal wear and tear (it being understood that the fair market value of the Equipment shall not be reduced as a result of the Lessee's failure to repair and properly maintain the Equipment in a good operating condition). Payment of the purchase option price shall be due no later than the expiration date of the Rental Term for the Equipment, and if the payment is not made on or before such expiration date, the Lessee shall pay interest on the purchase option price from the expiration date to the date on which the purchase option price is paid to the Lessor. Interest shall be computed at the interest rate specified in the Lease Schedule for past due amounts.

     18. SURRENDER OF EQUIPMENT; HOLDOVER RENT. Upon the expiration of the Rental Term, and subject to the provisions of paragraph 17 above, the Lessee shall, at its own expense, deliver the Equipment, in good repair, condition and working order, ordinary wear and tear resulting from proper use and maintenance excepted, to the location or person designated by the Lessor for the return of the Equipment. In addition, the Lessee shall turn over to the Lessor true and complete copies of all records pertaining to the repair, maintenance, and any alteration or remodeling of the Equipment during the Rental Term, including the records covering work performed pursuant to any service contracts entered into by the Lessee with the vendor or manufacturer of the Equipment. If the Equipment is not returned to the Lessor upon the expiration of the Rental Term, the Lessee shall pay to the Lessor, as holdover rent, an amount equal to 1/30th of the monthly rental payment specified in the Lease Schedule for such Equipment, for each day following the expiration date until the Equipment is delivered to the Lessor pursuant to the requirements of this Lease.

     19. TAX INDEMNIFICATION.

     (a) The Lessor and the Lessee have entered into this Lease on the basis that it will qualify as a "true lease" for federal and state income tax purposes, and the Lessee acknowledges that the Lessor shall be entitled to the depreciation deductions, credits and other benefits ("Tax Benefits") as are provided by the Internal Revenue Code of 1986, as amended (the "Code"), and by the tax laws of the State of Hawaii ("Hawaii Tax Law") to the owner of the Equipment at the time each Lease Schedule is executed by the parties. The Lessee further acknowledges that the lease rent payable hereunder has been determined, in


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large part, upon the assumption that the Lessor shall be entitled to claim the
Tax Benefits. The Lessee will not directly or indirectly take any action or file any tax returns or other documents inconsistent with the intent to qualify this Lease as a true lease for tax purposes and the Lessee will file such returns, take such actions and execute such documents as may be reasonable and necessary to facilitate the intent of this paragraph. For purposes of this paragraph 19, the "Lessor" shall include any affiliated group of corporations of which the Lessor is presently or may become a member and which files a consolidated income tax return.

     (b) If for any reason (including, without limitation, changes in or interpretations of tax laws), the Lessor shall be unable to claim, lose the benefit of, or suffer a disallowance or recapture of all or any portion of the Tax Benefits, or if the Lessor's net rate of return with respect to the Lease shall be adversely affected by a change in the corporate income or franchise tax rates (all of the foregoing events being hereinafter referred to as a "Loss"), the Lessee shall, upon written notice thereof by the Lessor, promptly pay to the Lessor an amount which, after deduction of all taxes required to be paid by the Lessor in respect to the receipt thereof, shall be equal to (i) such sums as are necessary to cause the Lessor's net rate of return with respect to this Lease to equal the net rate of return the Lessor would have received if such Loss had not occurred, plus (ii) such sums as will reimburse Lessor, on an after-tax basis, for any reasonable costs, attorneys' fees, interest, and penalties incurred in connection with the Tax Benefits which are lost, disallowed, or recaptured. The amount of the indemnification payment shall be determined by the Lessor via the Warren and Selbert LAS2 lease analysis system or other comparable lease analysis software program selected by the Lessor. If the Rental Term for the Equipment has not expired, the Lessee shall have the option of paying the indemnification payment in a lump sum or spreading it over the remaining lease rental payments. If any such indemnification payment affects the Stipulated Loss Value of the Equipment, the Stipulated Loss Value specified in the Lease Schedule shall be appropriately adjusted by the Lessor. If a verification of the indemnification payment is requested by the Lessee, the Lessor shall provide, at the Lessee's expense, a written verification by the Lessor's certified public accounting firm or other certified public accounting firm of comparable size and stature in the community, confirming the accuracy of the Lessor's computation of the amounts claimed by the Lessor pursuant to this indemnification.

     If a claim shall be made by the Internal Revenue Service or the Hawaii Department of Taxation which, if successful, would require the Lessee to indemnify the Lessor or its assignee under this Paragraph l9(b), and if the Lessor, at the Lessee's sole cost and expense, receives a written opinion of tax counsel acceptable to the Lessor that there is substantial authority to contest such claim, then the Lessor shall either (i) waive its rights to such indemnification, or (ii) at the Lessee's sole cost and expense, use its best efforts and take such actions as may be reasonably necessary to contest such claim. The Lessee's obligations under this paragraph 19 shall survive the expiration or termination of this Lease.

     20. ASSIGNMENT BY LESSOR.

     (a) All rights of the Lessor under this Lease and in the Equipment covered thereby may be assigned, pledged, mortgaged, transferred or otherwise disposed of, either in whole or in part, without notice to the Lessee, but always subject to the rights of the Lessee under this Lease. The Lessor may, in its sole option, elect to sever this Lease and treat each Lease Schedule as a separate lease, and if this election is made by the Lessor, the Lessee shall, upon the Lessor's request, execute such instruments as may be necessary to confirm the severance of this Lease into more than one lease and shall provide an appropriate estoppel certificate to confirm the absence of any defaults by the Lessor under this Lease.

     (b) If the Lessor assigns this Lease or the rent due or to become due hereunder or any other interest herein, as security for any of Lessor's indebtedness or otherwise, no breach or default by the Lessor under this Lease shall excuse the Lessee's performance of its obligations hereunder, and the Lessee shall, upon receiving notice of such assignment, pay all rent to the Lessor's assignee. The Lessee's obligation to pay the rent to the Lessor's assignee shall be absolute and unconditional and shall not be subject to any defense or offset, and the Lessor's assignee shall not be obligated to the Lessee to perform any duty, covenant or condition required to be performed by the Lessor under this Lease.

     (c) No assignment of this Lease by the Lessor shall interfere with the Lessee's quiet enjoyment and use of the Equipment so long as the Lessee is not in default in performing its obligations under this Lease.

     21. ASSIGNMENT BY LESSEE. The Lessee shall not assign or transfer its interest in the Lease and the Equipment covered thereby, nor shall Lessee pledge, mortgage or otherwise encumber the Equipment, without the Lessor's prior written consent. Without limiting the generality of the foregoing:

     (a) If the Lessee is a partnership, a withdrawal or change, voluntary, involuntary or by operation of law, of any general partner, or the dissolution of the partnership, shall be deemed an assignment or transfer of the Lessee's rights under this Lease; and if the partnership is a limited partnership, the assignment or transfer of a majority interest of the limited partnership units of the Lessee shall also be deemed an assignment or transfer of the Lessee's rights under this Lease; and

     (b) If the Lessee consists of more than one person, a purported assignment, voluntary, involuntary or by operation by law, from one person to the other shall be deemed an assignment or transfer; and

     (c) If the Lessee is a corporation, any dissolution, merger, consolidation, or other reorganization of, the Lessee, or the sale or other transfer of a controlling percentage of the capital stock of the Lessee or any corporation directly or indirectly controlling the Lessee, or the sale of at least fifty-one percent (51%) of the value of the assets of the Lessee shall be deemed an assignment. The phrase "controlling percentage" means the ownership of, and the right to vote, stock possessing at least fifty-one percent (51%) of the total combined voting power of all classes of the Lessee's capital stock issued, outstanding, and entitled to vote for the election of directors.

     No assignment or transfer shall in any way release the Lessee or any guarantor of this Lease from their obligations under this Lease or any guaranty. The Lessee and any guarantor shall remain primarily liable to the Lessor for the payment of rent and the performance of all other obligations due under this Lease or any guaranty, notwithstanding any such assignment or transfer. If the Lessee assigns or transfers this Lease without the Lessor's consent, the Lessor may demand and collect rent payments from the purported assignee or transferee without waiving its right to enforce this Lease against the Lessee, and such collection of rent by the Lessor shall not be deemed a waiver of any rights of the Lessor under this Lease or any guaranty.

     If the Lessee desires the Lessor's consent to the assignment or transfer of this Lease, the Lessee shall give the Lessor not less than sixty (60) days' prior written notice thereof. Notwithstanding any provision to the contrary, the Lessor may, in addition to any other reasons supportive of refusal to consent, refuse to consent to an assignment or transfer because of an honest belief, reasonably formed:

     (a) That the proposed assignee is financially unable to perform in accordance with the terms of this Lease; or

     (b) That the use to be made of the Equipment by the proposed assignee is not within the scope of the use specified in this Lease or the Lease Schedule.

     Without limiting the foregoing, the Lessor must at all times be satisfied with the proposed assignee's experience, management ability and financial capacity. The Lessor shall consent to a proposed merger or transfer of the Lessee's corporate stock or assets only if satisfied with all particulars, including but not limited to, the financial status, place of incorporation and the financial, personnel, management and experience qualifications of the proposed assignee.

     The Lessor may require an investigation of the financial condition, business reputation, credit standing, performance history, quality of business operation and other relevant aspects of the Lessee's proposed assignee to be conducted to enable the Lessor to make an informed decision on whether the Lessor should consent to the assignment. All reasonable costs of such an investigation shall be paid for by the Lessee.

     Any assignment or transfer of this Lease by the Lessee without the prior written consent of the Lessor, shall constitute an event of default under this Lease.

     22. ADMINISTRATION FEES. The Lessor shall have the right to collect from the Lessee an administration fee for processing any consents, modifications or amendments relating to this Lease. The administration fee shall be based upon the Lessor's standard processing fees, as determined from time to time during the Lease Term, and shall include all costs and expenses, including reasonable attorneys' fees, incurred by the Lessor in processing the matters requested by the Lessee.

     23. DEFAULTS. If (1) the Lessee shall default in the payment of rent or any other amount due to the Lessor under this Lease; or (2) the Lessee shall default in the observance or performance of any term, covenant or condition of this Lease. or (3) the Lessee shall die, or become incompetent or insolvent; or (4) the Lessee shall fail to comply with the insurance requirements of this Lease, or if the insurance is canceled or the coverage reduced prior to the termination of this Lease; or (5) the Lessee shall create any unauthorized lien or encumbrance on the Equipment which shall adversely affect the Lessor's rights under this

Lease and in the Equipment; or (6) a proceeding in bankruptcy, receivership, reorganization or insolvency is instituted by or against the Lessee, or the Lessee shall make an assignment for the benefit of its creditors; or (7) the Equipment is involuntarily transferred by operation of law, confiscated, attached, seized or threatened with confiscation, attachment or seizure; or (8) the Lessee shall be in default under any other lease between the Lessor and the Lessee and any applicable grace period therefor has expired; or (9) any guaranty of this Lease shall be repudiated or breached, or any guarantor of this Lease shall die, or become incompetent, or make an assignment for the benefit of his creditors, or become involved in any proceeding in bankruptcy, receivership, reorganization or insolvency affecting his assets, and upon the occurrence of any of the foregoing events, the Lessee shall fail to provide a substitute guarantor whose financial responsibility and credit worthiness is, in the Lessor's reasonable judgment, at least equal to that of the original guarantor within forty-five (45) days after a request therefor is made by the Lessor; or
(10) the Lessee shall engage in any act or activity which, in the Lessor's exclusive judgment, shall in any way prejudice or render insecure the Lessor's rights in the Equipment, THEN in any of such events, the Lessor may terminate this Lease, or, at its election, exercise any one or more of the following remedies, with or without terminating this Lease:

     (a) Recover from the Lessee the sum of (i) all delinquent rental payments and other sums due to the Lessor under this Lease, (ii) the amount of the Stipulated Loss Value (such amount being computed by multiplying the total Capitalized Cost of the Equipment by the applicable percentage set forth in the Stipulated Loss Schedule attached to the Lease Schedule, opposite the last month for which a delinquent monthly rental payment shall be due from the Lessee), and
(iii) interest and late charges due thereon; or

     (b) Enter upon the Lessee's premises and take possession of the Equipment, without notice or demand and without any court order or other process of law, and the Lessee hereby waives any damages occasioned by such taking of possession; or

     (c) Lease the Equipment to any other person upon such terms and conditions as the Lessor, in its discretion, shall determine; or

     (d) Sell or otherwise dispose of the Equipment in such commercially reasonable manner as the Lessor shall determine; or

     (e) Bring any action for damages or pursue any other remedy provided by law.

     No right or remedy herein conferred upon or reserved by the Lessor is exclusive, but shall be cumulative and may be enforced separately or concurrently from time to time. The proceeds of any rental or sale of the Equipment, after deducting all costs and expenses incurred in the repossession, repair, storage, rental or sale, shall be credited to the payment of the Lessee's obligations hereunder. The Lessee shall remain liable for any deficiency. A termination of this Lease shall occur only upon written notice by the Lessor to the Lessee. Regardless of the remedy or remedies pursued by the Lessor, the Lessee shall be liable for all costs of collection, repossession, storage, rental, sale or other charges, including reasonable attorneys' fees incurred by the Lessor in enforcing any of its rights under this Lease.

     24. FORCE MAJEURE. The Lessor shall not be liable for any delay in delivering the Equipment, or for any failure to perform any provision hereof, resulting from fire or casualty, riot, strike or other labor difficulty, governmental regulation or restriction or any cause beyond the Lessor's control.

     25. NO WAIVER. The failure of either the Lessor or the Lessee in any one or more instances to insist upon the performance of any of the terms, covenants or conditions of this Lease, to exercise any right or privilege in this Lease conferred or the waiver of any breach or any term, covenant or condition of this Lease, shall not be construed as thereafter waiving any such term, covenant, condition, right or privilege, but the same shall continue and remain in full force and effect as if no such forbearance or waiver had occurred. Without limiting the foregoing, the Lessor's acceptance of any partial payments or delinquent payments (and any late charges or interest thereon) shall not be deemed to be a waiver by the Lessor of any term, covenant or condition of this Lease to be performed or observed by the Lessee, and the Lessor shall be entitled to pursue any remedy available to it hereunder until the Lessee has fully performed all of its obligations under this Lease. Any check for less than the full amount owed by the Lessee, with an endorsement or accompanying statement that the payment constitutes an accord and satisfaction, may be accepted by the Lessor without prejudice to the Lessor's right to collect the full amount owed by the Lessee; it being understood that the concept of accord and satisfaction is not applicable to the payments required by this Lease.

     26. NOTICE. Any notice given under this Lease by the Lessor to the Lessee may be given personally or by certified mail, postage prepaid, addressed to the Lessee at the Lessee's address as set forth in this Lease. Any notice given under this Lease by the

Lessee to the Lessor shall be given by sending the same by certified mail, postage prepaid, to the Lessor at its address as set forth in this Lease or by serving the same personally at the office of the Lessor.

     27. INDEMNIFICATION. The Lessee shall indemnify and hold harmless the Lessor, its successors and assigns, from all losses, damages, injuries, claims, demands, liabilities, costs and expenses (including reasonable attorneys' fees incurred by the Lessor in the defense of any claims or actions) arising out of the condition, use or operation of the Equipment during the term of this Lease, including without limitation, all losses, damages, liabilities, claims, costs and expenses arising from the death or injury of any person or damage to any property, irrespective of the theory of liability asserted against the Lessor (including by way of example and not any limitation, claims that the Lessor was negligent in leasing the Equipment to the Lessee or in failing to properly maintain the Equipment, or claims of strict liability in tort or breach of warranty); provided, however, this indemnification shall not apply to any losses, damages, injuries, claims, demands, liabilities, costs and expenses caused by the proven (and not merely alleged) willful misconduct of the Lessor or any of its agents or employees, but unless the Lessor's willful misconduct shall be established by a final, nonappealable judgment of a court of competent jurisdiction, the Lessor shall be entitled to the full benefits of this indemnification, including the right to reimbursement for all costs and expenses, including reasonable attorneys' fees, incurred in the defense of any claims or demands asserted by any party against the Lessor. This indemnification is based upon the Lessor's status as a finance lessor. The Lessee has selected the Equipment, and the Lessor has no duty to inspect and maintain the Equipment and has no right to possession of the Equipment during the Rental Term for the Equipment. This indemnification is therefore a material business term of this Lease and shall survive the expiration or termination of this Lease.

     28. FURTHER ASSURANCE. The Lessee shall execute and deliver to the Lessor upon the Lessor's request, such instruments and assurances as the Lessor deems necessary for the confirmation or perfection of this Lease and the Lessor's rights hereunder. In furtherance thereof, the Lessor may file or record this Lease or a financing statement with respect thereto so as to give notice to any interested parties. Any such filing or recording shall not be deemed evidence of any intention to create a security interest under the Uniform Commercial Code.

     29. GOVERNING LAW AND VENUE; WAIVER OF JURY TRIAL.

     (a) This Lease shall be governed by and interpreted under the laws of the State of Hawaii. The venue for any legal action relating to this Lease shall be Honolulu, Hawaii. If the Lessee is not a resident of the State of Hawaii, the Lessee irrevocably submits to the jurisdiction of the state courts of the State of Hawaii and the United States District Court for the District of Hawaii for purposes of any legal action relating to this Lease. However, this paragraph shall not preclude the Lessor, in its sole discretion, from initiating any legal action or proceeding in any other jurisdiction where the Lessee or its assets can be found.

     (b) The Lessor and the Lessee each hereby waives trial by jury in any legal action, proceeding or counterclaim brought by either party against the other on any matter whatsoever arising out of, or in any way connected with, this Lease and the Equipment covered thereby, including, without limitation, claims of breach of contract or claims for injuries and damages.

                                                             /s/ MB for HNW Inc.
                                                             -------------------
                                                             (Lessee's Initials)

     30. GENERAL PROVISIONS.

     (a) Binding Force. This Lease shall be binding upon and inure to the benefit of the Lessor, the Lessee, and their respective heirs, personal representatives, successors, successors in trust, and permitted assigns.

     (b) Gender. The use of any gender shall include all genders, and the use of the singular shall apply in the plural sense, where more than one party has executed this Lease as the Lessee and the context shall so require.

     (c) Joint and Several Liability. The obligations of all persons signing this Lease as Lessee shall be joint and several.

     (d) No Partnership. By entering into this Lease, Lessor shall not, for any purpose, become a partner of the Lessee in the conduct of the Lessee's business, a joint venturer or a member of a joint enterprise with the Lessee.

     (e) Lessor's Consent. Whenever the Lessor's consent or approval is required, unless the Lessor has reserved the right of sole or absolute discretion, such consent or approval shall not be unreasonably withheld, and no charge shall be made therefor other than the administration fee described in paragraph 22 and other provisions of this Lease for processing the Lessor's consent or approval.

     (f) Severability. If any provision of this Lease shall be deemed invalid or unenforceable, the remaining provisions of this Lease shall not be affected thereby and shall remain in full force and effect as binding obligations of the parties.

     (g) Amendments. This Lease may not be amended except by a written instrument executed by the parties.

                                                                         /s/ MB
                                                             -------------------
                                                             (Lessee's Initials)

     (h) No Oral Representations and Agreement. The Master Lease Agreement, all Lease Schedules now or hereafter executed by the parties, and all other written instruments now or hereafter attached to or specifically described in this Lease or acknowledged by both parties in writing (collectively called the "Lease Documentation".) constitute the entire agreement between the Lessor and the Lessee with respect to the lease of the Equipment. The Lessee acknowledges that no other written or oral agreements or representations have been made by the Lessor with respect to this Lease or the Equipment, except as set forth in the Lease Documentation or in any written document executed by the Lessor's duly authorized representative. /s/ MB ------------------- (Lessee's Initials)

     (i) Commitment Letters Superseded. This Lease (together with all Lease Schedules) supersedes all commitment letters or proposal letters relating to the Equipment, and in the event of any conflict between the provisions of this Lease and those of any commitment letters or proposal letters, the provisions of this Lease shall control.

     31. SIGNIFICANCE OF LEASE PROVISIONS. Although most of the terms of this Lease are contained in the Lessor's printed form documentation, the Lessee acknowledges that the provisions of this Lease have been bargained for by the Lessor in the Lessor's underwriting of this Lease and the determination of the lease rental rate to be charged the Lessee under this Lease.

                                                                         /s/ MB
                                                             -------------------
                                                             (Lessee's Initials)

     32. FINANCING STATEMENTS. The Lessee shall cooperate in executing such Uniform Commercial Code financing statements as may be required by the Lessor to perfect the Lessor's interest in the Equipment and the Lessor's security interest in all rents, profits and proceeds derived by the Lessee from any sublease of the Equipment. The filing of any such financing statements is not intended to be a factor in determining whether this Lease constitutes a secured transaction or a true lease under the Hawaii Uniform Commercial Code.

     33. NATURE OF TRANSACTION. IT IS THE INTENTION OF THE PARTIES THAT THIS LEASE BE A TRUE LEASE, AND NOT A CONDITIONAL SALE OF, OR A LOAN FOR, THE EQUIPMENT LEASED HEREBY, AND ALL OF THE PROVISIONS OF THIS LEASE SHALL BE CONSTRUED SO AS TO GIVE EFFECT TO THIS INTENTION OF THE PARTIES.

     34. OTHER. (See Attached Addendum)

     IN WITNESS WHEREOF, the parties have executed this Master Lease on December 08, 1994.


 FIRST HAWAIIAN LEASING, INC.                     HAWAIIAN NATURAL WATER CO.

By:  /s/ PAMELA R. FERN                           BY:   /s/ MARCUS BENDER
     --------------------------                         ------------------------
Its: PAMELA R. FERN LESSOR                         Its: PRESIDENT
     VICE PRESIDENT

                                                   By:
                                                      --------------------------
                                                   Its:

                                                   By:
                                                      --------------------------
                                                   Its:                   LESSEE

                          FIRST HAWAIIAN LEASING, INC.
                         NON-TAX-ORIENTED LEASE ADDENDUM

     This Addendum shall constitute a part of the Master Lease Agreement No. A2500 (the "Master Lease Agreement") executed by parties. Unless otherwise defined herein, all capitalized terms shall have the meanings provided in the Master Lease Agreement.

1. LOSS, DAMAGE TO OR DESTRUCTION OF EQUIPMENT. Paragraph 12(d) of the Lease is hereby amended to read as follows:

          If any Equipment is stolen, lost, confiscated or damaged beyond repair, the Lessee shall pay the Lessor, in cash, the "Buyout" specified in the Lease Schedule. The Lessee shall continue to pay the periodic rental payments until the Buyout is paid to the Lessor in full. The Buyout payable to the Lessor shall be the amount specified for the month in which the payment of the Buyout is made to the Lessor. Upon the receipt of such payment, the Lessor shall, subject to the rights of any insurer providing coverage on the Loss, transfer to the Lessee all of the Lessor's interest in the Equipment subject to the Loss on an "as is, where is" basis and the rent payable to the Lessor under this Lease shall be reduced by the amount of rent attributable to such Equipment.

2. LESSEE'S PURCHASE OPTION AND NATURE OF EQUIPMENT. Paragraph 17 is hereby deleted in its entirety. Lessee's purchase option rights are set forth in the Lease Schedule. Paragraph 18 of the Lease is hereby amended to delete the reference to "Paragraph 17 above" and to substitute in lien thereof, the phrase "the Lease Schedule."

3. TAX INDEMNIFICATION AND NATURE OF TRANSACTION. Paragraphs 19 and 33 of the Lease are hereby deleted in their entirety, based on the parties agreement that this Lease shall not constitute a "true lease" for federal income tax and state tax purposes.

4. DEFAULTS. The remedy described in clause (a) in paragraph 23 of the Lease is hereby amended to read as follows:

          Recover from the Lessee the sum of (i) all delinquent rental payments and other sums due to the Lessor under this Lease, (ii) the amount of the Buyout opposite the last month for which a delinquent monthly rental payment shall be due from the Lessee, and (iii) interest and late charges due thereon.

                                                  DATED: December 8th, 1997
                                                         -----------------------



 FIRST EAWAIIAN LEASING, INC.                     HAWAIIAN NATURAL WATER CO.

By:  /s/ PAMELA R. FERN                           BY:  /s/ MARCUS BENDER
     --------------------------                        -------------------------
Its:     PAMELA R. FERN LESSOR                    Its: PRESIDENT
         VICE PRESIDENT

                                                   By:
                                                      --------------------------
                                                   Its:

                                                   By:
                                                      --------------------------
                                                   Its:                   LESSEE

                          FIRST HAWAIIAN LEASING, INC.

                            LEASE SCHEDULE NO. 65048

1. DESCRIPTION OF EQUIPMENT: See Exhibit A attached hereto and made a part hereof.

2.   TOTAL CAPITALIZED COST OF EQUIPMENT: $130,800.80

3.   RENTAL TERM: 60 months

     The Rental Term specified above shall commence on the earlier of: (a) the date of expiration of the inspection period specified in paragraph 8 below for all Equipment described in Exhibit A or (b) the date on which the Lessee executes the Acceptance Certificate for all of such Equipment; provided, however, the commencement date for the Rental Term shall be adjusted to begin on the first day of the next calendar month if the controlling date under (a) or (b) above does not occur on the first day of a calendar month. Following the commencement date, the Rental Term shall continue for the number of months specified above, it being the intention of the parties that the stated Rental Term be the same for all items of Equipment described in Exhibit A. This provision shall not be construed, however, to relieve the Lessee of its obligation for the payment of Interim Rental provided in paragraph 4 below.

4.   MONTHLY RENTAL PAYMENT:                 $ 2,803.06
     Hawaii General Excise Tax at n/a%       $      N/A
                                             ----------
     TOTAL MONTHLY RENTAL PAYMENT            $ 2,803.06
     LEASE FACTOR: $21.43 PER THOUSAND DOLLARS OF CAPITALIZED COST OF EQUIPMENT

     Upon the commencement of the Rental Term, the Lessee shall pay to the Lessor the Total Monthly Rental Payment specified above. The Lessee hereby acknowledges and agrees that the Total Monthly Rental Payment is (i) based upon the total Capitalized Cost of the Equipment and the Lease Factor stated above; (ii) is inclusive of the Hawaii general excise tax at the rate currently in effect, and (iii) is subject to adjustment if the actual Capitalized Cost of the Equipment differs from the amount set forth above and in Exhibit A, it being understood that the figures stated above and in Exhibit A are based on the best information available to the Lessor and the Lessee as of the date hereof.

     The first Total Monthly Rental payment, together with any accrued but unpaid Interim Rental payments, shall be due upon the commencement date of the Rental Term, and all subsequent Total Monthly Rental Payments shall be due on the FIRST day of each subsequent calendar month.

     INTERIM RENTAL PAYMENT: The Lessee shall pay, as Interim Rental, on any item of Equipment accepted or used by the Lessee prior to the commencement of the Rental Term, an amount equal to the product of the Lease Factor times One One Thousandth (1/1000) of the Capitalized Cost of such Equipment, plus the amount of the applicable Hawaii general excise tax, to compensate the Lessor for the Lessee's use and enjoyment of the Equipment prior to the commencement of the Rental Term. The Interim Rental shall be payable monthly and shall accrue from the date on which the Equipment is accepted or used until the commencement of the Rental Term.

5.   INTEREST ON PAST DUE AMOUNTS AND HANDLING CHARGES:

     (a) Pursuant to paragraph 5 of the Master Lease Agreement, the interest rate on delinquent payments shall be as follows: 5 % per month, (b) Lessor will assess a handling charge of $13.50 for each returned check written against insufficient funds.

6.   OTHER CHARGES TO BE PAID BY LESSEE: (Describe):

     (a) Recording Fee for UCC-1 Financing Statement (Notice of Lease) $ 20.00
     (b)                                                               $   -0-
     (c)                                                               $   -O-

7. DELIVERY OF EQUIPMENT: Delivery of the Equipment to the Lessee will be scheduled to occur on or before December 15, 1994, (the "Outside Delivery Date").

8. INSPECTION PERIOD: The Lessee shall have a period of five day(s) after delivery and installation to inspect the Equipment unless the time for inspection is extended with the Lessor's approval.

9. LOCATION OF EQUIPMENT: Pursuant to paragraph 10(c) of the Master Lease Agreement, the Equipment shall be kept at 16-

                                                                     (continued)

                                TERMS OF GUARANTY

     1. Guaranteed Obligations; Continuing Guaranty. As an essential inducement to Lessor to lease equipment to the Lessee from time to time and as a consideration for its so doing, the Guarantors hereby unconditionally and irrevocably guarantee to Lessor that:

     (a) The Lessee will duly and punctually pay all lease rentals, purchase option prices, collection costs, attorneys' fees and all other sums to be paid by the Lessee under all leases, now existing or hereafter executed, between Lessor and the Lessee, together with any recourse agreements executed in connection with such leases (such leases and recourse agreements are collectively called the "Leases");

     (b) The Lessee will duly and punctually observe and perform every other terms, covenants and conditions on its part to be observed or performed under the Leases and under all of the documents, instruments and agreements. contemplated thereby; and

     (c) The Guarantors will pay to Lessor upon demand all of Lessor's costs and expenses, including reasonable attorneys' fees, incurred in connection with any negotiations or workout involving the Lessee's obligations under the Leases or the Guarantors' obligations under this Guaranty; or in any collection efforts affecting the Guarantors, or in the enforcement of this Guaranty.

This Guaranty is to be a continuing guaranty and shall accordingly remain in effect until all sums due under the Leases have been paid in full and the Lessee's performance of its obligations under the Leases have been satisfied in full.

     2. Direct and Primary Liability of Guarantors to Lessor. The liability of the Guarantors to Lessor under this Guaranty is direct and primary, and is independent of any secondary liability the Guarantors may have by virtue of their status as a general partner, officer or stockholder of the Lessee (to extent applicable). Accordingly, this Guaranty may be enforced by Lessor regardless of any defense or setoff or counterclaim which the Lessee may have or assert against Lessor, and regardless of whether or not Lessor has instituted any suit, action or proceeding, or exhausted its remedies against the Lessee, or exhausted the assets of the Lessee, or taken any steps to enforce any rights against any other person to compel any such performance or to collect all or part of such amount, and regardless of whether Lessor has obtained any judgment against the Lessee for the amounts owed by the Lessee to Lessor under the Leases.

     3. Joint and Several Liability; Counterparts. If this Guaranty is executed by two or more Guarantors, then the obligation of each Guarantor executing this Guaranty shall be joint and several. This Guaranty may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same instrument, and in making proof of this Guaranty, it shall not be necessary to produce or account for more than one such counterpart.

     4. Waiver. The Guarantors hereby unconditionally:

     (a) waive any requirement that Lessor provide the Guarantor with notice of any Leases hereafter executed by the Lessee which are covered by this Guaranty;

     (b) waive any requirement that Lessor, in the event of any default by the Lessee, first make demand upon, or seek to enforce remedies against, the Lessee or any security before demanding payment under or seeking to enforce this Guaranty;

     (c) covenant that this Guaranty will not be discharged except by complete performance by the Lessee of the obligations contained in the Leases;

     (d) agree that this Guaranty shall remain in full force and effect without regard to, and shall not be affected or impaired by, without limitation, any invalidity, irregularity or unenforceability in whole or in part of any of the provisions of the Leases or any limitation on the liability of the Lessee thereunder; and

     (e) forever waive any rights of appraisement with regard to the value of any collateral which Lessor may apply as a credit to the obligations of the Lessee, through foreclosure or otherwise, and agree that the determination by an independent appraiser appointed by Lessor of the value of such collateral shall be binding upon the Guarantors for all purposes.

The Guarantors acknowledge their responsibility for verifying from Lessor from time to time the delinquent or nondelinquent status of the Lessee's account. To the extent applicable, the Guarantors hereby unconditionally waive the requirements of presentment, notice of dishonor and protest, and the Guarantors hereby unconditionally waive all statutory or common law suretyship defenses now or hereafter otherwise available.

     5. No Release. The obligations of the Guarantors under this Guaranty shall not be released, affected, stayed or impaired, without the written consent of Lessor, by:

     (a) any assignment of the Leases, although made without notice to, or without the consent of, any Guarantor of the Leases; or

     (b) any waiver by Lessor of the performance or observance by the Lessee of any of the terms, covenants, or conditions contained in the Leases; or

     (c) any extension of the time for payment of any amounts payable under or in connection with the Leases or the time of performance by the Lessee or any Guarantor of the Leases, of any obligations under or arising out of the Leases, or any extension or renewal thereof; or

     (d) the modification or amendment (whether material or otherwise) of any duty, agreement or obligation of the Lessee set forth in the Leases, including any agreement involving a workout of the Lessee's financial obligations to Lessor under the Leases, or

     (e) the voluntary or involuntary liquidation, sale or other disposition of all or substantially all of the assets of the Lessee or any other Guarantor of the Leases; or

     (f) any receivership, insolvency, bankruptcy, reorganization, dissolution or other similar proceedings affecting the Lessee or any Guarantor of the Leases or any of their respective assets; or

     (g) the release of any property from any lien or security interest created by the Leases or the acceptance of additional or substitute property as security under the Leases; or

     (h) the release or discharge of the Lessee from the observance or performance of any terms, covenants, or conditions contained in the Leases; or

     (i) any action which Lessor may take or omit to take by virtue of the Leases or through any course of dealing with Lessee; or

     (j) any resignation, withdrawal, termination or other change in the Guarantors' relationship with the Lessee;

     (k) the addition of a new Guarantor or the release of any Guarantor of the Leases; or

     (1) the operation of law or any other cause, whether similar or dissimilar to the foregoing.

     6. Subrogation. If the Guarantors shall be required to make any payments on account of the Leases, then, from and after the payment in full of the total lease rent and other sums to be paid under the Leases and the discharge of all obligations to be performed under the Leases, the Guarantors shall be subrogated to the rights of Lessor against the Lessee. Until such payment in full and such other performance and discharge, the Guarantors waive any rights they may have to insist that Lessor enforce any of its remedies under the Leases and any rights of the Guarantors may have to participate in any security for the repayment of the Lessee's obligations under the Leases.

     7. Subordination of Indebtedness of Lessee to Guarantors. Any indebtedness of the Lessee now or hereafter held by the Guarantors is hereby subordinated to the indebtedness of the Lessee to Lessor. Accordingly, after Lessor has provided the Guarantors with notice of the Lessee's default under the Leases, such indebtedness of the Lessee to the Guarantors shall, at the request of Lessor, be collected, enforced and received by the Guarantors as trustee for Lessor and shall be paid over to Lessor on account of the indebtedness of the Lessee to Lessor without reducing or affecting in any manner the liability of the Guarantors under the other provisions of this Guaranty.

     8. Change of Financial Condition. The Guarantors will promptly notify Lessor of any adverse change in any of their respective financial conditions which might impair or diminish the value of this Guaranty. In the event of any such adverse change, the Guarantors will, upon request by Lessor, promptly furnish or make available to Lessor such satisfactory additional security in such manner as Lessor may reasonably request to compensate for such adverse change. The Guarantors shall promptly furnish Lessor with such information, financial or otherwise, as Lessor may from time to time reasonably request concerning the Guarantors.

     9. New Partners or Stockholders. If the Lessee is a partnership or a professional corporation, the Guarantors shall advise Lessor in writing of any new partners admitted to the partnership, of any new shareholders of the professional corporation and shall cause such new partners or shareholders to execute this Guaranty.

     10. Cumulative Rights. The rights and remedies of Lessor hereunder and under the Leases are cumulative and not exclusive and may be exercised in whole or in part and in any order and at any time or times as Lessor shall determine.

     11. Amendment. The terms of this Guaranty may not be modified or amended, except by a written agreement executed by the Guarantors with the written consent of Lessor.

     12. Notices. Any notices or demand to be given or served on the Guarantors shall be in writing and personally delivered, or sent by registered or certified mail addressed to the Guarantors at the address provided above. The Guarantors may change its address from time to time by delivering to Lessor written notice of any change of address. Service of any notice of demand shall be deemed complete on the date of actual delivery or the expiration of the second day after the date of mailing, whichever is earlier.

     13. Submission to Jurisdiction. If any Guarantor is not a resident of the State of Hawaii, such Guarantor hereby irrevocably submits, for purposes of any action or proceeding which Lessor may bring to enforce this Guaranty, to the jurisdiction of the courts of the State of Hawaii and the Federal District Court for the District of Hawaii. This provision shall not, however, preclude Lessor from commencing any action against the Guarantors in any other jurisdiction.

     14. Binding Force. This Guaranty shall be binding upon the Guarantors and their heirs, personal representatives, successors and permitted assigns, and it shall inure to the benefit of and shall be enforceable by Lessor and its successors and assigns from time to time. Lessor may asign this Guaranty, in whole or in part, without notice, in connection with any transfer by Lessor of its interest in the Leases.

     15. Governing Law. This Guaranty shall for all purposes be construed in accordance with the laws of the State of Hawaii.

     16. Neuter Terms, etc. The use of the singular shall include the plural, and the use of the neuter shall include the masculine and feminine, as the case may be.

     17. Special Conditions.

     None.











This Guaranty has been executed as of the date written above.

 /s/ JOHN MAYO
--------------------------------------   ---------------------------------------
 JOHN MAYO


--------------------------------------   ---------------------------------------



--------------------------------------   ---------------------------------------
                                                                      GUARANTORS

FHL-49

     13. Submission to Jurisdiction. If any Guarantor is not a resident of the State of Hawaii, such Guarantor hereby irrevocably submits, for purposes of any action or proceeding which Lessor may bring to enforce this Guaranty, to the jurisdiction of the courts of the State of Hawaii and the Federal District Court for the District of Hawaii. This provision shall not, however, preclude Lessor from commencing any action against the Guarantors in any other jurisdiction.

     14. Binding Force. This Guaranty shall be binding upon the Guarantors and their heirs, personal representatives, successors and permitted assigns, and it shall inure to the benefit of and shall be enforceable by Lessor and its successors and assigns from time to time. Lessor may asign this Guaranty, in whole or in part, without notice, in connection with any transfer by Lessor of its interest in the Leases.

     15. Governing Law. This Guaranty shall for all purposes be construed in accordance with the laws of the State of Hawaii.

     16. Neuter Terms, etc. The use of the singular shall include the plural, and the use of the neuter shall include the masculine and feminine, as the case may be.

     17. Special Conditions.

         None.











This Guaranty has been executed as of the date written above.

 /s/  MARCUS BENDER                      /s/  BRIAN BARBATA
--------------------------------------   ---------------------------------------
 MARCUS BENDER                           BRIAN BARBATA


--------------------------------------   ---------------------------------------



--------------------------------------   ---------------------------------------
                                                                      GUARANTORS

FHL-49

     13. Submission to Jurisdiction. If any Guarantor is not a resident of the State of Hawaii, such Guarantor hereby irrevocably submits, for purposes of any action or proceeding which Lessor may bring to enforce this Guaranty, to the jurisdiction of the courts of the State of Hawaii and the Federal District Court for the District of Hawaii. This provision shall not, however, preclude Lessor from commencing any action against the Guarantors in any other jurisdiction.

     14. Binding Force. This Guaranty shall be binding upon the Guarantors and their heirs, personal representatives, successors and permitted assigns, and it shall inure to the benefit of and shall be enforceable by Lessor and its successors and assigns from time to time. Lessor may asign this Guaranty, in whole or in part, without notice, in connection with any transfer by Lessor of its interest in the Leases.

     15. Governing Law. This Guaranty shall for all purposes be construed in accordance with the laws of the State of Hawaii.

     16. Neuter Terms, etc. The use of the singular shall include the plural, and the use of the neuter shall include the masculine and feminine, as the case may be.

     17. Special Conditions.
           +
         None.











This Guaranty has been executed as of the date written above.

/s/  RICHARD HENDERSON
--------------------------------------   ---------------------------------------
RICHARD HENDERSON


--------------------------------------   ---------------------------------------



--------------------------------------   ---------------------------------------
                                                                      GUARANTORS

FHL-49

                                                                Master No. A2500

                          FIRST HAWAIIAN LEASING, INC.

December 7, 1994

HAWAIIAN NATURAL WATER CO.
4747 Kilauea Avenue, Suite 201
Honolulu, Hawaii 96816

RE: Notice of Warranties In Connection with Finance Lease

Gentlemen:

This Notice is given to you for the purpose of confirming our lease arrangement as a "finance lease" (as this term is defined in Article 2A of the Hawaii Uniform Commercial Code). As you know, First Hawaiian Leasing, Inc. (the "Lessor"), is not the manufacturer or supplier of any of the equipment (the "Equipment") to be leased. You have requested the Lessor to acquire the Equipment and to lease the same to you pursuant to a finance lease (the "Lease") between Lessor, as the lessor, and you, as the lessee.

By signing this Notice in the space provided below, you acknowledge that (i) you have selected the persons who manufacture, deal in and/or supply the Equipment (together called the "Vendor"); and (ii) you have directed the Lessor to acquire the Equipment from the Vendor in connection with the Lease.

By this Notice, you are informed that under Article 2A of the Hawaii Uniform Commercial Code, you are entitled to any promises and warranties, including those given by any third parties, which are provided to the Lessor by the Vendor with respect to the Equipment, and you may communicate with the Vendor and receive an accurate and complete statement of those promises and warranties, including any disclaimers and limitations i of those promises and warranties, or disclaimers and limitations of remedies.

Kindly acknowledge receipt of this Notice by signing this Notice in the space provided below and returning it to us.


Sincerely,

FIRST HAWAIIAN LEASING, INC.

/s/ Pamela R. Fern

Pamela R. Fern
Vice President

ACKNOWLEDGED AND RECEIVED THIS ON   X   Dec. 8th, 1994

HAWAIIAN NATURAL WATER CO.
By: /s/ Marcus Bender
   ----------------------------
Print Name: Marcus Bender
Its:  Pres
                                                                     FHL-(07/93)

                              OFFICER'S CERTIFICATE
                                       FOR
                          CORPORATE LEASING RESOLUTIONS

     I hereby certify to FIRST HAWAIIAN LEASING, INC. that:

     1. I am the duly elected and qualified President (Corporate officer title) of HAWAIIAN NATURAL WATER CO. (the "Corporation"). As an officer of the Corporation, I have access to the records of the Corporation and am familiar with the matters contained in this Certificate.

     2. The following resolutions were adopted by the Board of Directors of the Corporation

     [check one]

     |X| at a meeting duly held on September 19 ,1994, in accordance with the By-laws of the Corporation:

     |_| (for Hawaii corporations only) by unanimous written consent without a meeting in accordance with Section 415-44 of the Hawaii Revised Statutes:

          RESOLVED, that the Corporation enter into lease agreements from time to time with FIRST HAWAIIAN LEASING, INC. ("Lessor") for the lease of equipment having an acquisition or capitalized cost not exceeding the principal sum of TWO HUNDRED THOUSAND AND NO/Dollars ($200,000.00***), it being understood that the total amount of lease rentals, fees, charges, expenses and other sums payable to the Lessor under such lease agreements may exceed this limitation on the acquisition or capitalized cost of any leased equipment.

     RESOLVED,  that [check one and list corporate  officers' title]

     |X| any one of the following officers:

         President
     ---------------------------------------------------------------------------
         V.P. Finance
     ---------------------------------------------------------------------------


     |_| any two of the following officers:

     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------


     |_| other combination:   --------------------------------------------------

     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------

     is/are authorized and empowered for and in the name of the Corporation as its corporate act and deed, on such terms and conditions as such officer(s) may agree upon with the Lessor to execute and deliver to the Lessor lease agreements, equipment lease schedules, equipment acceptance certificates, recourse agreements, assignments and such other instruments, certificates, or agreements as the Lessor may require or such officer(s) may approve by execution and delivery thereof to consummate the lease transactions authorized by these resolutions.

          RESOLVED, that the above designated officer(s) is/are also authorized and empowered for and in the name of the Corporation as its corporate act and deed, on such terms and conditions as such officer(s) may agree upon with the Lessor to mortgage, pledge, or otherwise encumber to or for the benefit of the Lessor any or all of the Corporation's property, real or personal, to secure payment of the lease rentals, fees, charges. expenses and other sums due to the Lessor under any lease documents.

          RESOLVED, that these resolutions shall supplement, and not supersede, any resolutions previously adopted by the board of directors of the Corporation, which may

                                       1

FHL-52 (12/88)
     prescribe any limitations on the total acquisition or capitalized cost of equipment which the Corporation may lease from the Lessor at any one time or from time to time.

          RESOLVED, that all actions previously taken by such officer(s) in connection with the Corporation's leasing of equipment from the Lessor are hereby ratified and confirmed.

          RESOLVED, that the Secretary, any Assistant Secretary or other officer of the Corporation be authorized and directed to certify to the Lessor a copy of these resolutions, the present offers referred to in these resolutions, and, if and when any change is made in the persons filling any of the offices.

          RESOLVED, that these resolutions shall constitute a continuing authority to the above designated officer(s) to act on behalf of the Corporation, and the Lessor is authorized and requested to rely and act thereon, until these resolutions are revoked by the Corporation and formal written notice of such revocation, duly certified, shall have been given to the Lessor.

     3. These resolutions have been duly entered in the minutes book of the Corporation. These resolutions are in conformity with the Articles of Incorporation and By-Laws of the Corporation and are now in full force and effect.

     4. The consent of the stockholders of the Corporation to the transactions authorized in the resolutions is not required.

     5. No proceeding toward the merger, consolidation, sale of assets or business, or dissolution or liquidation of the Corporation has been commenced and no such proceeding is contemplated.

     6. First Hawaiian Leasing, Inc. is entitled to act in reliance upon the matters contained in this Certificate.

     Dated this 8th day of December                 , 1994.

                                        HAWAIIAN NATURAL WATER CO.

                                        By: /s/ Marcus Bender
                                            -------------------------------
                                        Title: Pres.
                                              -----------------------------

 (AFFIX CORPORATE SEAL)



                                       2


 FHL-52 (12/88)

                          FIRST HAWAIIAN LEASING, INC.
                             ACCEPTANCE CERTIFICATE

     This Acceptance Certificate pertains to all of the Equipment described in the attached Exhibit A. The Equipment is covered by Lease Schedule No. 65169, which forms a part of Master Lease Agreement No. A2500 executed by the Lessor and the Lessee (hereinafter call the "Lease").

1. Acceptance of the Equipment. The Lessee hereby certifies to the Lessor that:

     (a) All of the Equipment has been delivered and installed; and

     (b) The Lessee has accepted the Equipment for purposes of commencing the Lessee's rental payment obligations under the Lease.

     This acceptance of the Equipment is without prejudice to the Lessee's rights against the vendor or manufacturer of the Equipment for remedying any claimed defects.

2.   Special Acknowledgments. The Lessee hereby acknowledges:

     (a) That the Lessee has selected the type, quantity and method of delivery of the Equipment and the manufacturer and/or dealer (sometimes hereafter called the "Vendor") of the Equipment; that the Lessor has not selected and does not manufacture or supply the Equipment; that the Lessor has or will acquire the Equipment solely in connection with the Lease, that the Lessor has informed the Lessee in writing that the Lessee is entitled to the promises and warranties, including those of any third party, provided to the Lessor by the Vendor in connection with the contract by which the Lessor acquired the Equipment and the Lessee may communicate with the Vendor and receive a statement of those promises and warranties, including any disclaimers and limitations of them or of remedies; that the Lessee has selected the Equipment solely in reliance on the Vendor's warranties and representations; and that the Lessor has not made any representations to the Lessee concerning the use, condition, operation, efficiency or safety of the Equipment. The Lessee also acknowledges that the sales representatives or other agents of the Vendor are not the agents of the Lessor, and therefore, are not authorized to waive or alter any term, covenant or condition of the Lease.

     (b) THAT THE LESSOR, NOT BEING THE MANUFACTURER OF THE EQUIPMENT NOR THE MANUFACTURER'S AGENT, MAKES NO EXPRESS OR IMPLIED WARRANTY OF ANY KIND WHATSOEVER WITH RESPECT TO THE EQUIPMENT, INCLUDING BUT NOT LIMITED
          TO: ANY WARRANTY AGAINST INFRINGEMENT (INCLUDING ANY CLAIMS FOR PATENT INFRINGEMENT) BY ANY PERSON; THE MERCHANTABILITY OF THE EQUIPMENT OR ITS FITNESS FOR ANY PARTICULAR PURPOSE; THE DESIGN OR THE CONDITION OF THE EQUIPMENT; THE WORKMANSHIP OF THE EQUIPMENT; COMPLIANCE OF THE EQUIPMENT WITH THE REQUIREMENTS OF ANY LAW, RULE, SPECIFICATION OR CONTRACT PERTAINING THERETO; OR ANY DEFECTS WHATSOEVER; IT BEING UNDERSTOOD THAT THE EQUIPMENT IS BEING LEASED TO THE LESSEE "AS IS."

     (c) That the Vendor's equipment warranties shall be in lieu of all others, expressed or implied, during the term of the Lease, and that the Lessor shall not be liable to the Lessee for the loss of any profits, loss of working time, injury to any person or property, loss of business or any other damages, direct or indirect, special, consequential or otherwise caused or resulting from the possession, use and loss of use of the Equipment; that the Lessee shall make any claim on account thereof solely against the Vendor; that the Lessor has agreed to assign solely for the purpose of assisting the Lessee in the assertion of its claims, all of the Lessor's rights to any Vendor warranties on the Equipment; that all claims or actions under any Vendor warranties shall be made by the Lessee, at its own expense; and that the Lessor shall have no obligation to make any claim on any such warranty; provided, however, if to the extent any breach of warranty results in damage or liability to the Lessor or the Lessor's interest in the Equipment, Lessor may, but shall not be under any obligation to, make or prosecute a claim or action in addition to or in lieu of any claim or action by the Lessee.

     (d) That no defects or unfitness of the Equipment for use in the Lessee's business shall relieve the Lessee of, or shall be a defense to, the Lessee's performance of its obligations under the Lease, including, without limitation, the obligation to make the rental payments due to the Lessor.

3. Payment Authorization. The Lessee hereby authorizes the Lessor to pay for the Equipment in accordance with the terms of any purchase orders for the same.

                                          DATED:  4/19           , 1995

                                          HAWAIIAN NATURAL WATER CO.

                                          /s/ Marcus Bender
                                          -------------------------------
                                          Its: Pres.

                                          -------------------------------
                                                                          LESSEE
FHL-39(Rev. 1/92)

                          FIRST HAWAIIAN LEASING, INC.

                            LEASE SCHEDULE NO. 65169

1. DESCRIPTION OF EQUIPMENT: See Exhibit A attached hereto and made a part hereof.

2.   TOTAL CAPITALIZED COST OF EQUIPMENT: $18,429.84

3.   RENTAL TERM: 60 months

     The Rental Term specified above shall commence on the earlier of: (a) the date of expiration of the inspection period specified in paragraph 8 below for all Equipment described in Exhibit A or (b) the date on which the Lessee executes the Acceptance Certificate for all of such Equipment; provided, however, the commencement date for the Rental Term shall be adjusted to begin on the first day of the next calendar month if the controlling date under (a) or (b) above does not occur on the first day of a calendar month. Following the commencement date, the Rental Term shall continue for the number of months specified above, it being the intention of the parties that the stated Rental Term be the same for all items of Equipment described in Exhibit A. This provision shall not be construed, however, to relieve the Lessee of its obligation for the payment of Interim Rental provided in paragraph 4 below.

4.   MONTHLY RENTAL PAYMENT:                      $ 399.19
     Hawaii General Excise Tax at n/a%            $    N/A
                                                  --------
     TOTAL MONTHLY RENTAL PAYMENT                 $ 399.19
     LEASE FACTOR: $21.66 PER THOUSAND DOLLARS OF CAPITALIZED COST OF EQUIPMENT

     Upon the commencement of the Rental Term, the Lessee shall pay to the Lessor the Total Monthly Rental Payment specified above. The Lessee hereby acknowledges and agrees that the Total Monthly Rental Payment is (i) based upon the total Capitalized Cost of the Equipment and the Lease Factor stated above; (ii) is inclusive of the Hawaii general excise tax at the rate currently in effect, and (iii) is subject to adjustment if the actual Capitalized Cost of the Equipment differs from the amount set forth above and in Exhibit A, it being understood that the figures stated above and in Exhibit A are based on the best information available to the Lessor and the Lessee as of the date hereof.

     The first Total Monthly Rental payment, together with any accrued but unpaid Interim Rental payments, shall be due upon the commencement date of the Rental Term, and all subsequent Total Monthly Rental Payments shall be due on the first day of each subsequent calendar month.

     INTERIM RENTAL PAYMENT: The Lessee shall pay, as Interim Rental, on any item of Equipment accepted or used by the Lessee prior to the commencement of the Rental Term, an amount equal to the product of the Lease Factor times One One Thousandth (1/1000) of the Capitalized Cost of such Equipment, plus the amount of the applicable Hawaii general excise tax, to compensate the Lessor for the Lessee's use and enjoyment of the Equipment prior to the commencement of the Rental Term. The Interim Rental shall be payable monthly and shall accrue from the date on which the Equipment is accepted or used until the commencement of the Rental Term.

5.   INTEREST ON PAST DUE AMOUNTS AND HANDLING CHARGES:

     (a) Pursuant to paragraph 5 of the Master Lease Agreement, the interest rate on delinquent payments shall be as follows: 5% per month, (b) Lessor will assess a handling charge of $13.50 for each returned check written against insufficient funds.


6.   OTHER CHARGES TO BE PAID BY LESSEE: (Describe):

    (a) Recording Fee for UCC-1 Financing Statement (Notice of Lease)  $   20.00
    (b)                                                                 $    -0-
    (c)                                                                 $    -O-

7. DELIVERY OF EQUIPMENT: Delivery of the Equipment to the Lessee will be scheduled to occur on or before April 10, 1995, (the "Outside Delivery Date").

8. INSPECTION PERIOD: The Lessee shall have a period of five day(s) after delivery and installation to inspect the Equipment unless the time for inspection is extended with the Lessor's approval.

9. LOCATION OF EQUIPMENT: Pursuant to paragraph 10(c) of the Master Lease Agreement, the Equipment shall be kept at 15-

                                                                     (continued)

     205 Old Volcano Road, Keauu, Hawaii 96749, and shall not be removed therefrom without the written consent of the Lessor. The Lessor may, in its sole discretion, withhold its consent to any transfer of the Equipment outside the State of Hawaii.

10.  SECURITY DEPOSIT: $399.19

11. STIPULATED LOSS VALUE OF EQUIPMENT: The amount of the Stipulated Loss Value to be paid by the Lessee to the Lessor pursuant to paragraph 12(d) of the Master Lease Agreement for any Equipment lost, damaged, confiscated or destroyed during the Rental Term shall be determined by multiplying (a) the total Capitalized Cost of such Equipment by (b) the applicable percentage set forth in the Stipulated Loss Schedule which is attached hereto and made a part hereof. The applicable percentage is the figure listed opposite the month in which the Stipulated Loss Value is actually paid to the Lessor in full. (This is based on the assumption that the Lessee has paid all periodic lease rental payments, including the lease rental payment for the month in which the Stipulated Loss Value is paid to the Lessor in full.)

     If, for any reason, the loss shall occur prior to the commencement of the Rental Term, the Stipulated Loss Value to be paid to the Lessor shall not be less than the Stipulated Loss Value for the first month of the Rental Term. In addition, the Lessee shall continue to pay Interim Rental until the Stipulated Loss Value is paid to the Lessor in full. The actual amount of the Stipulated Loss Value shall be calculated as of the month in which the Stipulated Loss Value is paid to the Lessor in full. (This assumes that the Lessee has paid all Interim Rental, including the Interim Rental for the month in which the Stipulated Loss Value is paid to the Lessor in full.)

12. LESSOR'S TAX BENEFITS: For purposes of the tax indemnification provisions of paragraph 19 of the Master Lease Agreement:

     (a)  The Lessor will take the maximum depreciation deductions (modified
          ACRS) permitted by law as of the date of this Lease Schedule based on a N/A-year class life.

     (b) The Lessor's Tax Benefits are based upon the following tax rates being applicable during the Rental Term: N/A for federal income tax purposes and N/A for Hawaii income tax purposes.

     (c) The Lessor will be entitled to claim the N/A Capital Goods Excise tax credit for Hawaii franchise tax purposes, and

     (d) The Lessor's Tax Benefits are based upon a Hawaii franchise tax rate of N/A being applicable during the Rental Term.

     (e)  Other: N/A.

13.  OTHER CONDITIONS:

     End of Rental Term Purchase Option Price of the Equipment is $1.00 plus the amount of any applicable Hawaii general excise tax thereon.

     This Lease Schedule shall be attached to and made a part of Master Lease Agreement No. A2500 (hereinabove called the "Master Lease Agreement").

IN WITNESS WHEREOF, the parties hereto have executed this Lease Schedule on 4/19, 1995.

FIRST HAWAIIAN LEASING, INC.                     HAWAIIAN NATURAL WATER CO.

                                                 /s/ Marcus Bender
                                                 -------------------------------
By  /s/ Pamela R. Fern                           Its: Pres.
-------------------------------------------      -------------------------------
Its: Pamela R. Fern, Vice President  LESSOR      Its:                     LESSEE

FHL-15 (10/91)

                                    EXHIBIT A
                                                                     Page 1 of 1
                            LEASE SCHEDULE NO. 65169

 FIRST HAWAIIAN LEASING, INC.              LESSEE: HAWAIIAN NATURAL WATER CO.
 Post Office Box 47600                             4747 Kilauea Avenue, Ste. 201
 Honolulu, Hawaii 96847                            Honolulu, Hawaii      96816


QUANTITY   SERIAL NO.        DESCRIPTION                              AMOUNT
--------   ----------        -----------                              ------

                       BOTTLING EQUIPMENT

                       Consisting of the following:

   1                   Videojet Excel Series 100 Printer             $10,480.00
   1                   Value Pack - SEE: EXHIBIT A-2                     196.00
   1                   Detactor, Reflex                                  275.00
   1                   Power Conditioner                                 220.00
   1                   Adjustable Printhead Stand                        490.00
   1                   Spare Parts Kit - SEE: EXHIBIT A-1              1,055.00
   1                   Compressed Air Filter System                          NC
   1                   Console Stand                                         NC
   1                   Sim-Co 42" Diameter Stainless Steel
                          Pack Off Table                               5,005.00

                            Tax                                          708.84
--------------------------------------------------------------------------------
TOTAL CAPITALIZED COST                                               $18,429.84
--------------------------------------------------------------------------------
                                       Dated:  /19. 1995

                                       HAWAIIAN NATURAL WATER CO.

                                       By: /s/ Marcus Bender
                                           -------------------------------------
                                           Its: PRES.

                                   EXHIBIT--A1

              RECOMMENDED ON SITE SPARE PARTS KIT FOR USERS OF THE

                            VIDEOJET EXCEL Series 100

Spare Parts Kit (P/N 355615) for EXCEL Printers consists of the following parts:

          PART NO.                     DESCRIPTION                    QUANTITY

                                  ELECTRONICS CABINET
           205295                 Relay -- AC. SS                          1
           205604                 Lamp, 14 V Incandescent                  2
           363022                 Wire Assy. Ground                        2
         SP207011                 Packaged Battery                         2

                                  HYDRAULICS CABINET/PRINTHEAD
           203305                 Ferrule, Front 1/8" dia.                 2
           203306                 Ferrule, Rear 1/8" dia.                  2
           203307                 Fitting, Nut for 1/8" dia. Tube          2
           204446                 Switch, Pressure Spst                    1
           206429                 Valve, 3-way Solenoid                    1
           250077                 Cable Tie, 7/64" Nylon                   2
           355258                 Thumb Screw Assy.                        1
           355462                 Spring, Compression                      2
           355961                 Piston, Plunger Suction                  1
           356086                 Tube Assy, 1/32" ID                      1
           356089                 Tube Assy, 1/16" ID                      1
           356093                 Tube Assy, 1/16" ID                      1
         SP205978                 Pkd Pump Spring, XFR                     1
         SP206582                 Packaged "0" Ring                        1
         SP207016                 Packaged Diaphragm                       1
         SP355088                 Pkd Pump Spring, Ink                     1
         SP356134                 Pkd Regulator Assy                       1
         SP355236                 Pkd Catcher Assy                         1
         SP355390                 Filter/Tube Assy                         2
         SP355610                 Packaged Diaphragm                       1
         SP355611                 Packaged Diaphragm                       1
         SP363006                 Universal Nozzle                         1

                                   EXPENDABLES

           204667                 Filter, 3 micron                         1
         SP205825                 Pkd Ink Filter, Final                    1

                                  SPECIAL TOOLS
           188614                 Key, Hex. 050                            1
           186932                 Gauge, High Voltage Plate                1
           202047                 Wash Bottle                              1
           205416                 Cylinder, Graduated                      1
           355257                 Holder, Magnifier                        1
           355262                 Bracket Assy, Printhead Holder           1
           355267                 Pan, Wash Assy                           1
         SP251413                 Pkd Bleed Tube                           1

                                                                      Exhibit A2





                            VideoJet Excel Series 100

1    -    #16-82000XM Value Pack
          (2) Quarts ink
          (7) Quarts makeup fluid

March 14, 1995


Mr. Marcus Bender
HAWAIIAN NATURAL WATER CO.
4747 Kilauea Avenue, Suite 201
Honolulu, Hawaii  96816

SUBJECT:  Lease No: 054-27999-65048
          Fogg Rotary Filler

Dear Marcus:

Enclosed are copies of you new lease documents.

Thank you for allowing us to assist you with your leasing requirements. If I can be of further service, please call me at 593-5330.

Sincerely,


/s/ Donna Kojima
------------------------
Donna Kojima
Sr. Documentation Specialist

/dk

Enclosures

                       Consisting of the following:

 1                     Videojet Excel Series 100 Printer             $10,480.00
 I                     Value Pack - SEE: EXHIBIT A-2                     196.00
 1                     Detector, Reflex                                  275.00
 1                     Power Conditioner                                 220.00
 1                     Adjustable Printhead Stand                        490.00
 1                     Spare Parts Kit - SEE: EXHIBIT A-1              1,055.00
 1                     Compressed Air Filter System                          NC
 1                     Console Stand                                         NC
 1                     Sim-Co 42" Diameter Stainless Steel
                          Pack Off Table                               5,005.00



                                    Tax                                  708.84



--------------------------------------------------------------------------------
 TOTAL CAPITALIZED COST...                                            $18,429.84
--------------------------------------------------------------------------------


                                             Dated: 4/19, 1995

                                             HAWAIIAN NATURAL WATER CO.

                                             By: /s/ Marcus Bender
                                                 ----------------------------
                                                 Its: PRES

First Hawaiian Leasing, Inc.
Stipulated Loss Schedule
HAWAIIAN NATURAL WATER CO.  LSE 65048
--------------------------------------------------------------------------------
   Pmt.           Date                                          Balance
--------------------------------------------------------------------------------

     1            01-Jan-95                                  127,997.74
     2            01-Feb-95                                  126,342.24
     3            01-Mar-95                                  122,671.90
     4            01-Apr-95                                  122,986.58
     5            01-May-95                                  121,286.15
     6            01-Jun-95                                  119,570.48
     7            01-Jul-95                                  117,839.43
     8            01-Aug-95                                  116,092.86
     9            01-Sep-95                                  114,330.63
    10            01-Oct-95                                  112,552.60
    11            01-Nov-95                                  110,758.63
    12            01-Dec-95                                  108,948.57
    13            01-Jan-96                                  107,122.29
    14            01-Feb-96                                  105,279.63
    15            01-Mar-96                                  103,420.45
    16            01-Apr-96                                  101,544.60
    17            01-May-96                                   99,651.94
    18            01-Jun-96                                   97,742.31
    19            01-Jul-96                                   95,815,56
    20            01-Aug-96                                   93,871.53
    21            01-Sep-96                                   91,910.07
    22            01-Oct-96                                   89,931.03
    23            01-Nov-96                                   87,934.25
    24            01-Dec-96                                   85,919.56
    25            01-Jan-97                                   83,886.81
    26            01-Feb-97                                   81,835.84
    27            01-Mar-97                                   79,766.48
    28            01-Apr-97                                   77,678.57
    29            01-May-97                                   75,571.94
    30            01-Jun-97                                   73,446.42
    31            01-Jul-97                                   73,301.84
    32            01-Aug-97                                   69,138.04
    33            01-Sep-97                                   66,954.84
    34            01-Oct-97                                   64,752.06
    35            01-Nov-97                                   62,529.53
    36            01-Dec-97                                   60,287.08
    37            01-Jan-98                                   58,024.52
    38            01-Feb-98                                   55,741.68
    39            01-Mar-98                                   53,438.37
    40            01-Apr-98                                   51,114.41
    41            01-May-98                                   48,769.62
    42            01-Jun-98                                   46,403.80
    43            01-Jul-98                                   44,016.77
    44            01-Aug-98                                   41,608.34
    45            01-Sep-98                                   39,178.32
    46            01-Oct-98                                   36,726.51
    47            01-Nov-98                                   34,252.72
    48            01-Dec-98                                   31,756.75
    49            01-Jan-99                                   29,238.40
    50            01-Feb-99                                   26,697.48
    51            01-Mar-99                                   24,133.78
    52            01-Apr-99                                   21,547.09
    53            01-May-99                                   18,937.21

                                    EXHIBIT A
                            LEASE SCHEDULE NO. 65048

 FIRST HAWAIIAN LEASING, INC.            LESSEE: HAWAIIAN NATURAL WATER CO.
 Post Office Box 47600                   4747 Kilauea Avenue, Ste 201
 Honolulu, Hawaii 96847                  Honolulu, Hawaii 96816

QUANTITY   SERIAL NO.     DESCRIPTION                                 AMOUNT
--------   ---------      -----------                                 -------

 1         562-78-9-94    FOGG MODEL FG 155 ROTARY FILLER            $125,770.00
                          Includes the following:
 1                        1.5 Liter, 1 Liter & One Half
                          Change Parts
 ]         618-12-9-94    Fogg FH-25 Sports Capper
 1                        Timing Screw Infeed
 1                        Speed Indicator
 ]                        Missing Cap Detector
 ]                        Backlog Eye
 1                        Bottle Counter
 ]                        Electrical Panel
 ]                        Spare Parts Group

                                            Tax                         5,030.80

--------------------------------------------------------------------------------
 TOTAL COST.....                                                     $130,800.80
--------------------------------------------------------------------------------

                                                  Dated   December 8, 1994

                                                  HAWAIIAN NATURAL WATER CO.

                                                  By: /s/ Marcus Bender
                                                  ------------------------------
                                                       Its: Pres

                          FIRST HAWAIIAN LEASING, INC.
                             ACCEPTANCE CERTIFICATE

     This Acceptance Certificate pertains to all of the Equipment described in the attached Exhibit A. The Equipment is covered by Lease Schedule No. 65048, which forms a part of Master Lease Agreement No. A2500 executed by the Lessor and the Lessee (hereinafter call the "Lease").

1. Acceptance of the Equipment. The Lessee hereby certifies to the Lessor that:

     (a)  All of the Equipment has been delivered and installed; and

     (b) The Lessee has accepted the Equipment for purposes of commencing the Lessee's rental payment obligations under the Lease.

     This acceptance of the Equipment is without prejudice to the Lessee's rights against the vendor or manufacturer of the Equipment for remedying any claimed defects.

2. Special Acknowledgments. The Lessee hereby acknowledges:

(a) That the Lessee has selected the type, quantity and method of delivery of the Equipment and the manufacturer and/or dealer (sometimes hereafter called the "Vendor") of the Equipment; that the Lessor has not selected and does not manufacture or supply the Equipment; that the Lessor has or will acquire the Equipment solely in connection with the Lease; that the Lessor has informed the Lessee in writing that the Lessee is entitled to the promises and warranties, including those of any third party, provided to the Lessor by the Vendor in connection with the contract by which the Lessor acquired the Equipment and the Lessee may communicate with the Vendor and receive a statement of those promises and warranties, including any disclaimers and limitations of them or of remedies; that the Lessee has selected the Equipment solely in reliance on the Vendor's warranties and representations; and that the Lessor has not made any representations to the Lessee concerning the use, condition, operation, efficiency or safety of the Equipment. The Lessee also acknowledges that the sales representatives or other agents of the Vendor are not the agents of the Lessor, and therefore, are not authorized to waive or alter any term, covenant or condition of the Lease.

(b) THAT THE LESSOR, NOT BEING THE MANUFACTURER OF THE EQUIPMENT NOR THE MANUFACTURER'S AGENT, MAKES NO EXPRESS OR IMPLIED WARRANTY OF ANY KIND WHATSOEVER WITH RESPECT TO THE EQUIPMENT, INCLUDING BUT NOT LIMITED TO: ANY WARRANTY AGAINST INFRINGEMENT (INCLUDING ANY CLAIMS FOR PATENT INFRINGEMENT) BY ANY PERSON; THE MERCHANTABILITY OF THE EQUIPMENT OR ITS FITNESS FOR ANY PARTICULAR PURPOSE; THE DESIGN OR THE CONDITION OF THE EQUIPMENT; THE WORKMANSHIP OF THE EQUIPMENT; COMPLIANCE OF THE EQUIPMENT WITH THE REQUIREMENTS OF ANY LAW, RULE, SPECIFICATION OR CONTRACT PERTAINING THERETO; OR ANY DEFECTS WHATSOEVER; IT BEING UNDERSTOOD THAT THE EQUIPMENT IS BEING LEASED TO THE LESSEE "AS IS."

(c) That the Vendor's equipment warranties shall be in lieu of all others, expressed or implied, during the term of the Lease, and that the Lessor shall not be liable to the Lessee for the loss of any profits, loss of working time, injury to any person or property, loss of business or any other damages, direct or indirect, special, consequential or otherwise caused or resulting from the possession, use and loss of use of the Equipment; that the Lessee shall make any claim on account thereof solely against the Vendor; that the Lessor has agreed to assign solely for the purpose of assisting the Lessee in the assertion of its claims, all of the Lessor's rights to any Vendor warranties on the Equipment; that all claims or actions under any Vendor warranties shall be made by the Lessee, at its own expense; and that the Lessor shall have no obligation to make any claim on any such warranty: provided, however, if to the extent any breach of warranty results in damage or liability to the Lessor or the Lessor's interest in the Equipment, Lessor may, but shall not be under any obligation to, make or prosecute a claim or action in addition to or in lieu of any claim or action by the Lessee.

(d) That no defects or unfitness of the Equipment for use in the Lessee's business shall relieve the Lessee of, or shall be a defense to, the Lessee's performance of its obligations under the Lease, including, without limitation, the obligation to make the rental payments due to the Lessor.

3. Payment Authorization. The Lessee hereby authorizes the Lessor to pay for the Equipment in accordance with the terms of any purchase orders for the same.

                                                  X  MB
                                                  -------

                                        DATED:     DEC 31, 1994

                                        HAWAIIAN NATURAL WATER CO.

                                        /s/ Marcus Bender
                                        -------------------------------------
                                             Its: Pres

                                        -------------------------------------
                                             Its:                      LESSEE

First Hawaiian Leasing, Inc.

March 2, 1995

Mr. Marcus Bender
HAWAIIAN NATURAL WATER CO.
4747 Kilauea Avenue, Suite 201
Honolulu, Hawaii 96816

SUBJECT: Lease No: 054-27999-65049
         Labeling System

Dear Marcus:

Enclosed are copies of your new lease documents.

Thank you for allowing us to assist you with your leasing requirements. If I can be of further service, please call me at 593-5330.

Sincerely,
/s/ Donna Kojima
--------------------
Donna Kojima
Sr. Documentation Specialist


/dk

Enclosures

                        1314 South King Street, 2nd Floor
      P O. Box 47600 o Honolulu, Hawaii 96847 o Telephone (808) 593-5300 o
                            Facsimile (808) 593-5302

First Hawaiian Leasing, Inc.
Stipulated Loss Schedule
HAWAIIAN NATURAL WATER CO.  LSE  65049

--------------------------------------------------------------------------------
Pmt.              Date                                        Balance
--------------------------------------------------------------------------------
     1            01-Jan-95                                   44,030.68
     2            01-Feb-95                                   43,461.21
     3            01-Mar-95                                   42,886.63
     4            01-Apr-95                                   42,306.90
     5            01-May-95                                   41,721.97
     6            01-Jun-95                                   41,131.80
     7            01-Jul-95                                   40,536.34
     8            01-Aug-95                                   39,935.54
     9            01-Sep-95                                   39,329.35
    10            01-Oct-95                                   38,717.73
    11            01-Nov-95                                   38,100.62
    12            01-Dec-95                                   37,477.98
    13            01-Jan-96                                   36,849.76
    14            01-Feb-96                                   36,215.91
    15            01-Mar-96                                   35,576.37
    16            01-Apr-96                                   34,931.10
    17            01-May-96                                   34,280.04
    18            01-Jun-96                                   33,623.15
    19            01-Jul-96                                   32,960.37
    20            01-Aug-96                                   32,291.65
    21            01-Sep-96                                   31,616.93
    22            01-Oct-96                                   30,936.16
    23            01-Nov-96                                   30,249.29
    24            01-Dec-96                                   29,556.26
    25            01-Jan-97                                   28,857.01
    26            01-Feb-97                                   28,151.50
    27            01-Mar-97                                   27,439.66
    28            01-Apr-97                                   26,721.44
    29            01-May-97                                   25,996.78
    30            01-Jun-97                                   25,265.62
    31            01-Jul-97                                   24,527.91
    32            01-Aug-97                                   23,783.58
    33            01-Sep-97                                   23,032.58
    34            01-Oct-97                                   22,274.84
    35            01-Nov-97                                   21,510.31
    36            01-Dec-97                                   20,738.93
    37            01-Jan-98                                   19,960.63
    38            01-Feb-98                                   19,175.35
    39            01-Mar-98                                   18,383.03
    40            01-Apr-98                                   17,583.61
    41            01-May-98                                   16,777.02
    42            01-Jun-98                                   15,963.20
    43            01-Jul-98                                   15,142.08
    44            01-Aug-98                                   14,313.60
    45            01-Sep-98                                   13,477.69
    46            01-Oct-98                                   12,634.29
    47            01-Nov-98                                   11,783.33
    48            01-Dec-98                                   10,924.74
    49            01-Jan-99                                   10,058.45
    50            01-Feb-99                                    9,184.39
    51            01-Mar-99                                    8,302.50
    52            01-Apr-99                                    7,412.70
    53            01-May-99                                    6,514.92

First Hawaiian Leasing, Inc.
Stipulated Loss Schedule
HAWAIIAN NATURAL WATER CO.  LSE  65049

--------------------------------------------------------------------------------
Pmt.              Date                                        Balance
--------------------------------------------------------------------------------
    54            01-Jun-99                                    5,609.09
    55            01-Jul-99                                    4,695.14
    56            01-Aug-99                                    3,773.00
    57            01-Sep-99                                    2,842.59
    58            01-Oct-99                                    1,903.84
    59            01-Nov-99                                      956.67
    60            01-Dec-99                                        1.00

                          FIRST HAWAIIAN LEASING, INC.
                             ACCEPTANCE CERTIFICATE

     This Acceptance Certificate pertains to all of the Equipment described in the attached Exhibit A. The Equipment is covered by Lease Schedule No. 65049, which forms a part of Master Lease Agreement No. A2500 executed by the Lessor and the Lessee (hereinafter call the "Lease").

1. Acceptance of the Equipment. The Lessee hereby certifies to the Lessor that:

     (a)  All of the Equipment has been delivered and installed; and

     (b) The Lessee has accepted the Equipment for purposes of commencing the Lessee's rental payment obligations under the Lease.

     This acceptance of the Equipment is without prejudice to the Lessee's rights against the vendor or manufacturer of the Equipment for remedying any claimed defects.

2.   Special Acknowledgments. The Lessee hereby acknowledges:

(a) That the Lessee has selected the type, quantity and method of delivery of the Equipment and the manufacturer and/or dealer (sometimes hereafter called the "Vendor") of the Equipment; that the Lessor has not selected and does not manufacture or supply the Equipment; that the Lessor has or will acquire the Equipment solely in connection with the Lease; that the Lessor has informed the Lessee in writing that the Lessee is entitled to the promises and warranties, including those of any third party, provided to the Lessor by the Vendor in connection with the contract by which the Lessor acquired the Equipment and the Lessee may communicate with the Vendor and receive a statement of those promises and warranties, including any disclaimers and limitations of them or of remedies; that the Lessee has selected the Equipment solely in reliance on the Vendor's warranties and representations; and that the Lessor has not made any representations to the Lessee concerning the use, condition, operation, efficiency or safety of the Equipment. The Lessee also acknowledges that the sales representatives or other agents of the Vendor are not the agents of the Lessor, and therefore, are not authorized to waive or alter any term, covenant or condition of the Lease.

(b) THAT THE LESSOR, NOT BEING THE MANUFACTURER OF THE EQUIPMENT NOR THE MANUFACTURER'S AGENT, MAKES NO EXPRESS OR IMPLIED WARRANTY OF ANY KIND WHATSOEVER WITH RESPECT TO THE EQUIPMENT, INCLUDING BUT NOT LIMITED TO: ANY WARRANTY AGAINST INFRINGEMENT (INCLUDING ANY CLAIMS FOR PATENT INFRINGEMENT) BY ANY PERSON; THE MERCHANTABILITY OF THE EQUIPMENT OR ITS FITNESS FOR ANY PARTICULAR PURPOSE; THE DESIGN OR THE CONDITION OF THE EQUIPMENT; THE WORKMANSHIP OF THE EQUIPMENT; COMPLIANCE OF THE EQUIPMENT WITH THE REQUIREMENTS OF ANY LAW, RULE, SPECIFICATION OR CONTRACT PERTAINING THERETO; OR ANY DEFECTS WHATSOEVER; IT BEING UNDERSTOOD THAT THE EQUIPMENT IS BEING LEASED TO THE LESSEE "AS IS."

(c) That the Vendor's equipment warranties shall be in lieu of all others, expressed or implied, during the term of the Lease, and that the Lessor shall not be liable to the Lessee for the loss of any profits, loss of working time, injury to any person or property, loss of business or any other damages, direct or indirect, special, consequential or otherwise caused or resulting from the possession, use and loss of use of the Equipment; that the Lessee shall make any claim on account thereof solely against the Vendor; that the Lessor has agreed to assign solely for the purpose of assisting the Lessee in the assertion of its claims, all of the Lessor's rights to any Vendor warranties on the Equipment; that all claims or actions under any Vendor warranties shall be made by the Lessee, at its own expense; and that the Lessor shall have no obligation to make any claim on any such warranty; provided, however, if to the extent any breach of warranty results in damage or liability to the Lessor or the Lessor's interest in the Equipment, Lessor may, but shall not be under any obligation to, make or prosecute a claim or action in addition to or in lieu of any claim or action by the Lessee.

(d) That no defects or unfitness of the Equipment for use in the Lessee's business shall relieve the Lessee of, or shall be a defense to, the Lessee's performance of its obligations under the Lease, including, without limitation, the obligation to make the rental payments due to the Lessor.

3. Payment Authorization. The Lessee hereby authorizes the Lessor to pay for the Equipment in accordance with the terms of any purchase orders for the same.

                                                            DATED: DEC. 31, 1994

                                                      HAWAIIAN NATURAL WATER CO.

                                                      /s/ Marcus Bender
                                                      --------------------------
                                                      Its: Pres


                                                      --------------------------
                                                                          LESSEE

                          FIRST HAWAIIAN LEASING, INC.
                            LEASE SCHEDULE NO. 65049

1. DESCRIPTION OF EQUIPMENT: See Exhibit A attached hereto and made a part hereof.

2.   TOTAL CAPITALIZED COST OF EQUIPMENT: $44,994.92

3.   RENTAL TERM: 60 months
     The Rental Term specified above shall commence on the earlier of: (a) the date of expiration of the inspection period specified in paragraph 8 below for all Equipment described in Exhibit A or (b) the date on which the Lessee executes the Acceptance Certificate for all of such Equipment; provided, however, the commencement date for the Rental Term shall be adjusted to begin on the first day of the next calendar month if the controlling date under (a) or (b) above does not occur on the first day of a calendar month. Following the commencement date, the Rental Term shall continue for the number of months specified above, it being the intention of the parties that the stated Rental Term be the same for all items of Equipment described in Exhibit A. This provision shall not be construed, however, to relieve the Lessee of its obligation for the payment of Interim Rental provided in paragraph 4 below.

4.   MONTHLY RENTAL PAYMENT:          $ 964.24
     Hawaii General Excise Tax @ n/a% $    N/A
                                      --------
     TOTAL MONTHLY RENTAL PAYMENT     $ 964.24
     LEASE FACTOR: $21.43 PER THOUSAND DOLLARS OF CAPITALIZED COST OF EQUIPMENT

     Upon the commencement of the Rental Term, the Lessee shall pay to the Lessor the Total Monthly Rental Payment specified above. The Lessee hereby acknowledges and agrees that the Total Monthly Rental Payment is (i) based upon the total Capitalized Cost of the Equipment and the Lease Factor stated above; (ii) is inclusive of the Hawaii general excise tax at the rate currently in effect, and (iii) is subject to adjustment if the actual Capitalized Cost of the Equipment differs from the amount set forth above and in Exhibit A, it being understood that the figures stated above and in Exhibit A are based on the best information available to the Lessor and the Lessee as of the date hereof.

     The first Total Monthly Rental payment, together with any accrued but unpaid Interim Rental payments, shall be due upon the commencement date of the Rental Term, and all subsequent Total Monthly Rental Payments shall be due on the FIRST day of each subsequent calendar month.

     INTERIM RENTAL PAYMENT: The Lessee shall pay, as Interim Rental, on any item of Equipment accepted or used by the Lessee prior to the commencement of the Rental Term, an amount equal to the product of the Lease Factor times One One Thousandth (1/1000) of the Capitalized Cost of such Equipment, plus the amount of the applicable Hawaii general excise tax, to compensate the Lessor for the Lessee's use and enjoyment of the Equipment prior to the commencement of the Rental Term. The Interim Rental shall be payable monthly and shall accrue from the date on which the Equipment is accepted or used until the commencement of the Rental Term.

5.   INTEREST ON PAST DUE AMOUNTS AND HANDLING CHARGES:
     (a) Pursuant to paragraph 5 of the Master Lease Agreement, the interest rate on delinquent payments shall be as follows: 5 % per month, (b) Lessor will assess a handling charge of $13.50 for each returned check written against insufficient funds.

6.   OTHER CHARGES TO BE PAID BY LESSEE: (Describe):

     (a) Recording Fee for UCC-I Financing Statement (Notice of Lease) $ 20.00
     (b)                                                               $   -0-
     (c)                                                               $   -0-

7. DELIVERY OF EQUIPMENT: Delivery of the Equipment to the Lessee will be scheduled to occur on or before December 15, 1994, (the "Outside Delivery Date").

8. INSPECTION PERIOD: The Lessee shall have a period of five day(s) after delivery and installation to inspect the Equipment unless the time for inspection is extended with the Lessor's approval.

9. LOCATION OF EQUIPMENT: Pursuant to paragraph 10(c) of the Master Lease Agreement, the Equipment shall be kept at 16-

                                                                     (continued)

305 Old Volcano Road, Keeau, Hawaii 96749, and shall not be removed therefrom without the written consent of the Lessor. The Lessor may, in its sole discretion, withhold its consent to any transfer of the Equipment outside the State of Hawaii.

10.  SECURITY DEPOSIT: $964.24

11. STIPULATED LOSS VALUE OF EQUIPMENT: The amount of the Stipulated Loss Value to be paid by the Lessee to the Lessor pursuant to paragraph 12(d) of the Master Lease Agreement for any Equipment lost, damaged, confiscated or destroyed during the Rental Term shall be determined by multiplying (a) the total Capitalized Cost of such Equipment by (b) the applicable percentage set forth in the Stipulated Loss Schedule which is attached hereto and made a part hereof. The applicable percentage is the figure listed opposite the month in which the Stipulated Loss Value is actually paid to the Lessor in full. (This is based on the assumption that the Lessee has paid all periodic lease rental payments, including the lease rental payment for the month in which the Stipulated Loss Value is paid to the Lessor in full.)

     If, for any reason, the loss shall occur prior to the commencement of the Rental Term, the Stipulated Loss Value to be paid to the Lessor shall not be less than the Stipulated Loss Value for the first month of the Rental Term. In addition, the Lessee shall continue to pay Interim Rental until the Stipulated Loss Value is paid to the Lessor in full. The actual amount of the Stipulated Loss Value shall be calculated as of the month in which the Stipulated Loss Value is paid to the Lessor in full. (This assumes that the Lessee has paid all Interim Rental, including the Interim Rental for the month in which the Stipulated Loss Value is paid to the Lessor in full.)

12. LESSOR'S TAX BENEFITS: For purposes of the tax indemnification provisions of paragraph 19 of the Master Lease Agreement:

     (a)  The Lessor will take the maximum depreciation deductions (modified
          ACRS) permitted by law as of the date of this Lease Schedule based on a N/A-year class life.

     (b) The Lessor's Tax Benefits are based upon the following tax rates being applicable during the Rental Term: N/A for federal income tax purposes and N/A for Hawaii income tax purposes.

     (c) The Lessor will be entitled to claim the N/A Capital Goods Excise tax credit for Hawaii franchise tax purposes, and

     (d) The Lessor's Tax Benefits are based upon a Hawaii franchise tax rate of N/A being applicable during the Rental Term.

     (e)  Other: N/A.

13.  OTHER CONDITIONS:

     End of Rental Term Purchase Option Price of the Equipment is $1.00 plus the amount of any applicable Hawaii general excise tax thereon.

     This Lease Schedule shall be attached to and made a part of Master Lease Agreement No. A2500 (hereinabove called the "Master Lease Agreement").

     IN WITNESS WHEREOF, the parties hereto have executed this Lease Schedule on Dec 8, 1994.

FIRST HAWAIIAN LEASING, INC.                         HAWAIIAN NATURAL WATER CO.

By: /s/ Pamela R. Fern                                /s/ Marcus Bender
------------------------------------                 ---------------------------
Its: Pamela R. Fern, Vice President                  Its: Pres

                                                     ---------------------------
                                                                          LESSEE

                                    EXHIBIT A
                            LEASE SCHEDULE NO. 65049

FIRST HAWAIIAN LEASING, INC.                LESSEE: HAWAIIAN NATURAL WATER CO.
Post Office Box 47600                       4747 Kilauea Avenue, Ste 201
Honolulu, Hawaii 96847                      Honolulu, Hawaii 96816

QUANTITY   SERIAL NO.   DESCRIPTION                                     AMOUNT

    1      Q694-059     VERSALINE VERTICAL ROLLER WRAP
                        LABELING MACHINE                              $42,839.35
                        Includes the following:

                        Spare Parts Kit
                        Spare Belts



                                        Freight                           425.00
                                        Tax                             1,730.57


--------------------------------------------------------------------------------
TOTAL COST.....                                                       $44,994.92
--------------------------------------------------------------------------------

                                                      Dated: December 8 , 1994


                                                      HAWAIIAN NATURAL WATER CO.

                                                      By: /s/ Marcus Bender
                                                      --------------------------
                                                          Its: President